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                                                                   Exhibit 10.11


                WARRANT AND SENIOR SUBORDINATED CONVERTIBLE NOTE
                               PURCHASE AGREEMENT


         WARRANT AND SENIOR SUBORDINATED CONVERTIBLE NOTE PURCHASE AGREEMENT ("Agreement") dated as of November , 1999 among DYNACS ENGINEERING CO., INC., a Florida corporation (the "Company"), and each person or entity who executes a counterpart signature page to this Agreement and is listed as an investor on Schedule I attached to this Agreement (each individually an "Investor" and collectively the "Investors"). Certain terms are defined in
Section 8.16 hereof.
                              W I T N E S S E T H:

         WHEREAS, the Company desires to sell and issue to the Investors, and the Investors desire to purchase from the Company, up to an aggregate principal amount of $1,000,000 of the Company's Senior Subordinated Convertible Promissory Notes, each in the form of Exhibit A attached hereto (collectively, the "Notes"), and Warrants in the form of Exhibit B attached hereto (collectively, the "Warrants") to purchase shares ("Warrant Shares") of common stock of the Company, par value $.01 per share (the "Common Stock") on the terms and conditions set forth herein; and

         WHEREAS, the Notes and the Warrants (together, the "Securities") are being sold to the Investors in connection with the Company's October 1999 private placement (the "Offering") of securities consisting of the Notes and Warrants; and

         WHEREAS, the Notes are convertible into shares of Common Stock of the Company ("Note Shares") upon the occurrence of a Liquidity Event, subject to certain limitations, at the Conversion Price, or convertible into, or exchangeable for, Mezzanine Securities (as defined in
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the Note), at the election of each holder of a Note if the Company consummates a
Mezzanine Financing (as defined in the Note) after the date of the first issuance of any Notes; and

         WHEREAS, the Warrants are exercisable for shares of Common Stock at the exercise price set forth in the Warrants; and

         WHEREAS, the holders of the Securities have certain registration rights pertaining to the Note Shares, if any, and Warrant Shares pursuant to the terms set forth herein and therein;

         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.
                     PURCHASE AND SALE OF NOTES AND WARRANTS

         Section 1.1 Purchase and Sale of Notes and Warrants. Upon the following terms and conditions, the Company shall issue and sell to each Investor severally, and not jointly, and each Investor severally, and not jointly, shall purchase from the Company, the principal amount of Notes and Warrants for the number of shares of Common Stock indicated next to such Investor's name on
Schedule I attached hereto.

         Section 1.2 Purchase Price. The Notes shall be offered in $100,000 denominations (the "Purchase Price"), or fractions thereof at the option of the Company. Each Investor shall also receive Warrants to purchase 15,000 shares of Common Stock for each $100,000 in principal amount of Notes purchased by such Investor.

         Section 1.3 Closings. (a) The initial closing of the purchase and sale of the Notes and Warrants (the "Initial Closing") shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, at 10:00 a.m., local time, or at such other time and location as agreed upon by the Company

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and the Investors following acceptance by the Company of subscriptions representing not less than $500,000 but no more than $1,000,000 in aggregate principal amount of Notes on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Article V hereof and applicable to the Closing Date (as defined herein) shall be fulfilled or waived in accordance herewith, and (ii) such other time and place and/or on such other date as the Investors and the Company may agree. Subsequent Closings, if any, will be held at such times as are agreed upon by the Company and the Investors. The date on which the Initial Closing and any subsequent Closing occurs is referred to herein as a "Closing Date."

         (b) On each Closing Date, the Company shall deliver to each Investor certificates (with the number of and denomination of such certificates reasonably requested by such Investor) evidencing the Notes and Warrants purchased hereunder by such Investor or its nominee registered in the name of such Investor or its nominee or deposit such Notes and Warrants into accounts designated by such Investor, and such Investor shall deliver to the Company the Purchase Price for the principal amount of Notes purchased by such Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to such Closing Date.


                                   ARTICLE II.
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each of the Investors as of the date hereof and as of the applicable Closing Date for each Investor.

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         (a) Organization and Qualification; Material Adverse Effect. Each of
the Company and its Subsidiaries (as defined below) is a corporation duly incorporated and existing in good standing under the laws of its respective jurisdiction of incorporation and the Company and its Subsidiaries each has the requisite corporate power to own its properties and to carry on its business as now being conducted. As indicated on Annex A attached hereto, the Company owns the percentage indicated thereon of the outstanding capital stock of certain corporations (collectively, the "Subsidiaries"). Except as indicated on Annex A, the Company does not have any other direct or indirect subsidiaries. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlling or controlled by such entity taken as a whole, and any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby or thereby.



         (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Notes and the Warrants in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Notes and the Warrants, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered

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by the Company, and (iv) this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.


         (c) Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and no preferred stock; without giving effect to the Offering, there are 4,768,750 shares of Common Stock issued and outstanding. All of the outstanding shares of the Common Stock have been validly issued and are fully paid and non-assessable. There are no preemptive rights with respect to shares of Common Stock other than the rights of holders of record of shares of Common Stock of the Company's subsidiary of Cerulean FXs, Inc. ("Cerulean") as set forth in Section 6 of that certain Exchange Agreement, dated as of August 13, 1999, by and among the Company, Ramendra P. Singh, Michael Burns, William Dallas, Jon Feltheimer and Offensive Group Associates, LP, which preemptive rights have been waived; without giving effect to the Offering, 5,743,500 shares of Common Stock (including the shares of Common Stock issued and outstanding and shares of Common Stock issuable upon the exercise of any outstanding options, warrants or rights or upon the exchange or conversion of any exchangeable or convertible securities of the Company) are entitled to registration rights. Without giving effect to the Offering, there are outstanding options for 350,000 shares of Common Stock, and in addition, the holders of 20% of the issued and outstanding shares of Cerulean have the right to convert such shares into 624,750 shares, subject to adjustment, of the Company's Common Stock, subject to adjustment. In addition, the Company has agreed to issue to H.C. Wainwright & Co., Inc. ("Wainwright") certain warrants to

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purchase shares of Common Stock and other securities of the Company under certain conditions in connection with the consummation of the Offering (and any Mezzanine Financing, as defined in the Note) and an initial public offering of Common Stock of the Company, if any. Except as indicated in this paragraph (c), there are no other scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights exchangeable or convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company (except as contemplated by this Agreement or disclosed in the Documents (as defined below)).

         (d) Issuance of Common Shares. The Note Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants are duly authorized and will be, as of the applicable Closing Date, reserved for issuance and, upon such conversion in accordance with the terms of the Notes or such exercise in accordance with the terms of the Warrants, as the case may be, such Note Shares and Warrant Shares will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, and the holders of such Note Shares and Warrant Shares, as the case may be, shall be entitled to all rights and preferences accorded to a holder of Common Stock.

         (e) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the charter or bylaws of the Company or any of the Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice






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or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of the Subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Investors and not to the Company or any of the Subsidiaries. Neither the business of the Company nor of any of the Subsidiaries is being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or to make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Notes or the Warrants in accordance with the terms hereof and issue the Note Shares upon conversion of the Notes or the Warrant Shares upon exercise of the Warrants, except for the registration provisions provided for herein, provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

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         (f) Documents; Financial Statements. The Company has delivered or made available to the Investors true and complete copies of the Confidential Offering Memorandum dated October 1999 (as amended or supplemented) which includes the Term Sheet, the October 22, 1999 draft of the Company's Registration Statement on Form S-1, the forms of Note, Warrant and the Warrant and Senior Subordinated Convertible Note Purchase Agreement (collectively, the "Documents").

         (g) No Material Adverse Change. Since June 30, 1999, no event which had or is likely to have a Material Adverse Effect has occurred or exists with respect to the Company or any of the Subsidiaries, except with respect to the costs and expenses of certain employment litigation or proceedings (of approximately $200,000) (the "Employment Litigation") and the Arbitration Proceedings and except as otherwise disclosed or reflected in the Documents. Notwithstanding the foregoing, the financial summary included in the Documents compiled from the unaudited financial statements for the six-month period ended June 30, 1999 reflect a loss of $549,000 and, accordingly, as of June 30, 1999, the Company had a working capital deficit of $2,252,838.00.

         (h) No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities or obligations not disclosed in the Documents, other than those liabilities incurred in the ordinary course of its respective business since June 30, 1999, liabilities with respect to the Employment Litigation and the ongoing Arbitration Proceedings or liabilities or obligations, which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

         (i) No General Solicitation. None of the Company, any of the Subsidiaries nor, to the Company's knowledge, any of their respective affiliates or any person acting on its or their

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behalf has engaged in any form of general solicitation or general advertising
(within the meaning of Regulation D) in connection with the offer or sale of the Notes and the Warrants.

         (j) No Integrated Offering. None of the Company, any of the Subsidiaries, or, to the Company's knowledge, any of their respective affiliates, or any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Notes or the Warrants.

         (k) Intellectual Property. Each of the Company and the Subsidiaries owns or has licenses to use certain patents, copyrights and trademarks ("intellectual property") associated with its respective business. Each of the Company and the Subsidiaries has all intellectual property rights which the Company reasonably believes are needed to conduct its business as it is now being conducted or as proposed to be conducted as disclosed in the Documents. The Company has no reason to believe that the intellectual property rights owned by the Company or any of the Subsidiaries are invalid or unenforceable or that the use of such intellectual property by the Company or any of the Subsidiaries infringes upon or conflicts with any right of any third party, and neither the Company nor any of the Subsidiaries has received notice of any such infringement or conflict. Except in connection with the Arbitration Proceedings, the Company has no knowledge of any infringement of the Company's or any of the Subsidiaries' intellectual property by any third party.

         (l) No Litigation. Except with respect to the Arbitration Proceedings or as set forth in the Documents delivered to the Investors prior to the date of this Agreement, no litigation or claim (including those for unpaid taxes) against the Company or any of the Subsidiaries is pending or, to the Company's knowledge, threatened, and no other event has occurred, which if


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determined adversely would have a Material Adverse Effect on the Company or the
Subsidiaries, taken as a whole, or would materially adversely effect the transactions contemplated hereby.

         (m) Brokers. The Company has taken no action which would give rise to any claim by any person, other than Wainwright, for brokerage commissions, finder's fees or similar payments by any Investor relating to this Agreement or the transactions contemplated hereby.

         (n) Unsecured Obligations; Subordination. The Notes and the amounts payable thereunder, including principal and accrued interest, are unsecured obligations of the Company, and shall be subordinate and junior to indebtedness incurred by the Company pursuant to (i) currently existing equipment financings,
(ii) currently existing debt of $585,000 secured by certain revenues pursuant to a Loan Agreement dated May 10, 1999; and (iii) up to an aggregate of $6,000,000 of indebtedness of the Company presently existing or hereinafter incurred by the Company under a working capital facility with First National Bank of Florida, or the renewal, modification, refinancing or replacement thereof with a financial institution, bank or commercial lender. Except as set forth in the preceding sentence, the Notes shall not be subordinate or junior to any other indebtedness of the Company.

         Section 2.2 Representations and Warranties of the Investors. Each of the Investors, severally, and not jointly, hereby makes the following representations and warranties to the Company as of the date hereof and on the applicable Closing Date of such Investor.

         (a) Authorization; Enforcement. (i) Such Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and the Warrants being sold hereunder, (ii) the execution and delivery of this Agreement by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, company or partnership action, as required, and (iii) this

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Agreement constitutes the valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

         (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of such Investor's organizational documents, or (ii) conflict with any agreement, indenture, or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, or regulation or any order, judgment or decree of any court or governmental agency applicable to such Investor. Such Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

         (c) Investment Representation. Such Investor is purchasing the Notes and the Warrants for its own account and not with a view to distribution in violation of any securities laws. Such Investor has no present intention to sell the Notes or the Warrants and such Investor has no present arrangement (whether or not legally binding) to sell the Notes or the Warrants to or through any person or entity; provided, however, that by the representations herein, such Investor does not agree to hold the Notes or the Warrants for any minimum or other specific term and reserves the right to dispose of the Notes or the Warrants at any time in accordance with Federal and state securities laws applicable to such disposition and the terms of the Notes and Warrants, respectively.


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         (d) Accredited Investor. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Act. Such Investor has such knowledge and experience in financial and business matters in general and investments in particular, so that such Investor is able to evaluate the merits and risks of an investment in the Notes and the Warrants and to protect its own interests in connection with such investment. In addition (but without limiting the effect of the Company's representations and warranties contained herein), such Investor has received such information as it considers necessary or appropriate for deciding whether to purchase the Notes and the Warrants pursuant hereto.

         (e) Rule 144. Such Investor understands that: (i) there is no public trading market for the Notes, the Warrants, the Note Shares, the Warrant Shares or the Mezzanine Securities and that none is expected to develop; (ii) the Notes must be held until repaid in full unless the Notes are converted, if permissible, or registered under the Securities Act or an exemption from such registration is available; (iii) the Warrants must be held indefinitely unless the Warrants are exercised or are registered under the Securities Act or an exemption from such registration is available; and (iv) the Warrant Shares and the Note Shares must be held indefinitely unless such Warrant Shares or the Note Shares, as the case may be, are registered under the Securities Act or an exemption from such registration is available. Such Investor has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

         (f) Brokers. Such Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

         (g) Reliance by the Company. Such Investor understands that the Notes and the Warrants are being offered and sold in reliance on a transactional exemption from the registration

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requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the applicability of such exemption and the suitability of such Investor to acquire the Notes and the Warrants.


                                  ARTICLE III.

                                   COVENANTS

         Section 3.1 Certificates on Conversion and Exercise.

         (a) Certificates on Conversion. Upon any conversion of the Notes, the Company shall issue and deliver to such Investor (or the then holder) within three (3) days of the Conversion Date (as defined in the Notes) certificates for Note Shares in accordance with the terms of the Note.

         (b) Certificates upon Exercise. Upon any exercise of the Warrants, the Company shall issue and deliver to the then holder, as soon as practicable after each such exercise of any Warrant, a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of such holder or its designee. If any Warrant should be exercised in part only, the Company shall, upon surrender of such Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the remaining unexercised balance of the Warrant Shares (or portions thereof) subject to purchase under the Warrant.

         Section 3.2 Replacement Certificates. The certificate(s) representing the Notes held by any Investor (or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates with different denominations representing an equal aggregate principal amount of Notes, as reasonably requested by such Investor (or such holder) upon surrendering the same. The warrant certificate(s) representing the Warrants held by any Investor

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(or then holder) may be exchanged by such Investor (or such holder) at any time and from time to time for certificates exercisable for an equal aggregate number of Warrant Shares, as reasonably requested by such Investor (or such holder) upon surrendering the same. No service charge will be made for such registration, transfer or exchange.

         Section 3.3 Securities Compliance. The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes and the Warrants hereunder and the Note Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants.

         Section 3.4 Notices. The Company agrees to provide all holders of Notes and/or Note Shares and Warrants and/or Warrant Shares with copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to the holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such Common Stock holders.

         Section 3.5 Reservation of Stock Issuable Upon Conversion or Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of affecting the conversion of the Notes and/or the exercise of the Warrants, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Notes and the exercise of all outstanding Warrants, and if, at any time, the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding Notes and the exercise of all then outstanding Warrants, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Stock to such number of

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shares as shall be sufficient for such purpose, including without limitation engaging in commercially reasonable efforts to obtain the requisite shareholder approval.

         Section 3.6 Financial Statements and Reports. The Company shall provide the Investors and holders of the Notes and/or Note Shares and the Warrants and/or Warrant Shares, as the case may be, copies of all quarterly and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders until the Notes have been discharged in full through repayment and/or conversion and the Warrants have been exercised and all of the Note Shares, if any, and the Warrant Shares, if any, have been registered under the Securities Act.

         Section 3.7 Use of Proceeds. The Company shall use the net proceeds of the Offering for working capital. The Company shall not use any of the net proceeds to repay any unsecured indebtedness for borrowed money of the Company.

                                   ARTICLE IV.

                                  REGISTRATION

         Section 4.1 Piggyback Registration. If, at any time during the five-year period commencing six (6) months after the Company initially becomes subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act, the Company proposes to register any of its securities under the Securities Act (other than in connection with the Company's initial public offering, a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-8 or S-4 or successor forms) it will give written notice by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the holder(s) of the Registrable Securities of its intention to do so. Upon the written

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request of any such holder given within ten (10) days after receipt of any such notice of his desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such holder the opportunity to have any such Registrable Securities registered under such registration statement.

         Notwithstanding the provisions of this Section 4.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         If any registration pursuant to this Section 4.1 shall be underwritten in whole or in part, the Company may require that the Registrable Securities requested for inclusion pursuant to this Section 4.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the underwritten public offering by the Company. In the case of a (i) primary registration statement on behalf of the Company or (ii) secondary registration statement on behalf of holders of securities of the Company exercising a right to request or demand registration, if in the opinion of the managing underwriter the registration of the number of Registrable Securities that the holders have requested to be registered would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, in addition to all of the shares to be sold by the Company, or any other stockholders of the Company that the managing underwriter believes may be sold without causing such adverse effect. The shares to be so included shall be, first, the shares the Company proposes to sell, in a primary offering, or the

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securities requested to be included therein by holders requesting such registration pursuant to a demand registration or an unfulfilled automatic right to registration in the case of a secondary registration, and, second, shares which have piggy-back rights. If less than all shares in either class are to be registered by reason of the managing underwriter's cutback, shares within such class shall be allowed to participate in such underwriting on a pro rata basis based upon the number of securities requested to be included by each participating shareholder.


         Section 4.2 Demand Registration. (a) At any time during the five-year period commencing six (6) months after the Company initially becomes subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act, the holders of a Majority of the Registrable Securities shall have the right (which right is in addition to the registration rights under Section 4.1 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the underwriter, if any, and such holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Registrable Securities for nine (9) consecutive months by such holders and any other holders of Registrable Securities who notify the Company within ten (10) days after receiving notice from the Company of such request, provided, that the Company is subject to the reporting requirements of the Exchange Act at the time of the written notice to the Company.

         (b) The Company covenants and agrees to give written notice of any registration request under this Section 4.2 by any holder or holders to all other registered holders of the Notes and/or Note Shares and Warrants and Warrant Shares within ten (10) days of the receipt of any such registration request.



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Section 4.3 Covenants of the Company With Respect to Registration. In
connection with any registration under Section 4.1 or 4.2 hereof, the Company covenants and agrees as follows: (a) to use commercially reasonable efforts to file a registration statement within forty-five (45) days of receipt of any demand therefor and to cause any registration statement to be declared effective at the earliest possible time. The Company shall furnish each holder desiring to sell Registrable Securities such number of prospectuses as shall reasonably be requested;

         (b) to pay all costs (excluding transfer taxes, if any, and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 4.1 or 4.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses;

         (c) as expeditiously as possible, to prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Securities covered thereby or two hundred seventy (270) days after the effective date thereof;

         (d) as expeditiously as possible, to furnish to the Seller such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by him;

         (e) as expeditiously as possible, to use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or blue sky laws of such states as Seller shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Seller to consummate the public sale or other disposition in such states of the Registrable Securities owned by Seller; provided, however, that the Company shall not be required in connection with this subsection (e) to qualify as a foreign corporation in any jurisdiction in which it is not already obligated to qualify or execute or file a general consent to service of process in any jurisdiction;


         (f) if the registration statement relates to an underwritten offering, to enter into and perform its obligations under an underwriting agreement in the usual and customary form, including without limitation, customary indemnification and contribution obligations with the underwriter's representative;

         (g) to notify the Seller at any time when a prospectus relating to Registrable Securities covered by the registration statement is effective, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use commercially reasonable efforts promptly to amend or supplement the registration statement to correct any such untrue statement or omission;

         (h) to notify the Seller of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company will make every commercially reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

         (i) if the Company has delivered preliminary or final prospectuses to the Seller and after having done so the prospectus is amended to comply with the provisions of the Securities Act or is amended or supplemented, the Company shall promptly notify the Seller. In that case, the Sellers shall immediately cease making offers of Registrable Securities and, if requested, return all prospectuses to the Company. The Company shall promptly provide the Seller with revised prospectuses and, following receipt of the revised prospectuses, Seller shall be free to resume making offers of the Registrable Securities.

         (j) permit a single firm of counsel, designated as Holders' counsel by the Holders of a majority of the Registrable Securities included in the Registration Statement, to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

         (k) the Company shall make available for inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree to keep such information confidential.

         (l) In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each of the Sellers and each underwriter of the Registrable Securities registered (including any broker or dealer through whom such shares may be sold pursuant to the applicable underwriting agreement) and their respective officers, directors, affiliates and partners and each Person (as defined below), if any, who controls such Seller or any such underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such Seller, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), in any application or other document executed by the Company or based upon information furnished by the Company filed in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market or any exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless
(i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus or application or document in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Securities or its controlling person (in the case of indemnification of such Holder or its controlling person), or any such underwriter or its controlling person (in the case of indemnification of such underwriter or its controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by such Seller (including a sale of such Registrable Securities through any underwriter retained by such holder of Registrable Securities to engage in a distribution on behalf of such holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Seller or such underwriter on a timely basis, and such Seller failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         The term "Person," as used in this Section, shall mean an individual, corporation, partnership, trust, university, unincorporated organization, or other entity.

         Promptly after receipt by any Seller, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Seller, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder, except to the extent that the Company's defense of such action was materially adversely affected thereby) and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Seller, of such underwriter or such controlling Person, as the case may be), and shall assume the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

         Such Seller, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company, the Company shall not have employed counsel to defend such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties) in any of which events the fees and expenses of not more than one additional firm of attorneys for the Seller(s) and/or such underwriter or controlling person shall be borne by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this paragraph 4.3(j), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

         In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any participating holder exercising rights under this Article 4, or any controlling Person of any such Seller, makes a claim for indemnification pursuant to this Section 4.3(j) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.3(j) provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Seller on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Seller will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by such Seller pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         (m) If the Company at any time shall list any class of equity securities on any national securities exchange and shall register such class of equity securities under the Exchange Act, the Company shall, at its expense, simultaneously list on such exchange and maintain such listing of, the Warrant Shares and the Note Shares. The Company shall use commercially reasonable efforts to timely file with the Commission such information as the Commission may require under Section 13 or Section 15(d) of the Exchange Act; and in such event, the Company shall use commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Registrable Securities. The Company shall furnish to any Seller forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a Seller may reasonably request in availing itself of any rule or regulation of the Commission allowing a Seller to sell any such Registrable Securities without registration. The Company agrees to use commercially reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Common Stock. Section 4.4 Indemnification by Sellers. In the event that the Company registers any of the Registrable Securities under the Securities Act, each Seller of Registrable Securities so registered shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse the Company and each such director, officer, underwriter, broker, dealer or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder expressly for use therein; provided, however, that such Seller's obligations hereunder shall be limited to an amount equal to the proceeds received by such Seller sold in such registration.

         Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder, the Company will notify such Seller in writing of the commencement thereof (provided, that failure to so notify such Seller shall not relieve such Seller from any liability it may have hereunder, except to the extent such Seller's defense of such action was materially adversely affected thereby), and such Seller shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Securities. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Seller shall not be at the expense of such Seller unless engagement of such counsel is specifically authorized in writing by such Seller. Such Seller shall not be liable to indemnify any Person for any settlement of any such action effected without such Seller's written consent.

         In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company's exercise of its rights under this Section 4.4 makes a claim for indemnification pursuant to this Section 4.4, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 4.4 provides for indemnification, in such case, then, the Company and such Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Seller on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Seller on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) no such Seller will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         Section 4.5 Stockholder Acts. Whenever under the preceding Sections of this Article IV any Holder is registering any Registrable Securities pursuant to any registration statement, each such Holder agrees to timely provide to the Company, at its request, such information and materials as the Company may reasonably request in order to effect the registration of such Registrable Securities.

         Section 4.6 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article IV may be assigned (but only with all related obligations) by an Investor to a transferee or assignee, provided that: (a) the Company is, within a reasonable time before such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act;
(c) the assignee, in the Company's judgment, is not a competitor of the Company or any of its subsidiaries; and (d) such assignment is not otherwise prohibited by the terms of any lock-up agreement then in effect with respect to the Warrants, the Notes or the Registrable Securities.

         Section 4.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article IV.

         Section 4.8 No Required Exercise or Conversion. Nothing contained in this Agreement shall be construed as requiring the Investors or the holder(s) to convert the Notes or exercise the Warrants, as the case may be, prior to the initial filing of any registration statement or the effectiveness thereof.

         Section 4.9 Investor Compensation of Underwriter. In connection with any registration made pursuant to Section 4.1 or 4.2 hereof, the holder(s) of Registrable Securities agree(s) as follows: (a) any public sale of Registrable Securities included in the related registration statement shall be effected through the underwriter, if any, for such registration and (b) such holder(s) shall compensate the underwriter in accordance with its customary compensation practices for such transactions.

                                   ARTICLE V.
                                   CONDITIONS

         Section 5.1 Conditions Precedent to the Obligation of the Company to Issue the Notes. The obligation hereunder of the Company to issue the Notes and the Warrants to the Investors is subject to the satisfaction, at or before the applicable Closing Date, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) Accuracy of the Investors' Representations and Warranties. The representations and warranties of each Investor shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

         (b) Performance by the Investors. Each Investor shall have performed all agreements and satisfied all conditions required to be performed or satisfied by such Investor at or prior to such Closing Date.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         Section 5.2 Conditions Precedent to the Obligation of the Investors to Purchase the Notes and the Warrants. The obligation hereunder of each Investor to acquire and pay for the Notes and the Warrants is subject to the satisfaction, at or before the applicable Closing Date, of each of the conditions set forth below. These conditions are for the Investors' sole benefit and may be waived by the Investors at any time in their sole discretion.

         (a) Accuracy of the Company's Representations and Warranties. The representation and warranties of the Company shall be true and correct in all material respects as of the date when made and as of such Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

         (b) Performance by the Company. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to such Closing Date.

         (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority or competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (d) Opinion of Counsel. At such Closing Date, the Investors shall have received an opinion of counsel to the Company in form substantially similar to the opinion attached hereto as Exhibit C and such other opinions, certificates and documents as the Investors or their counsel shall reasonably require prior to or at the Closing.

         (e) Minimum Subscription. In connection with the date of the Initial Closing (the "Initial Closing Date"), Notes in the aggregate principal amount of $500,000 shall have been purchased by the Investors pursuant to this Agreement.

         (f) Secretary's Certificate. The Company shall have delivered to the Investors a certificate in form and substance reasonably satisfactory to the Investors, executed by the Secretary of the Company on behalf of the Company, certifying as to satisfaction of closing conditions, incumbency of signing officers, charter, by-laws, good standing and authorizing resolutions of the Company.

         (g) Ramendra Singh Guaranty. Ramendra Singh, the holder of over 50% of the issued and outstanding shares of Common Stock of the Company at the date hereof, shall have executed and delivered an unconditional Guaranty, in the form of Exhibit D attached hereto, whereby he unconditionally guarantees the payment when due of the obligations of the Company under the Notes.

                                   ARTICLE VI.
                                LEGEND AND STOCK

         Each certificate representing any Notes, Warrants, Note Shares, or Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL OF THE COMPANY, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAWS.

         The certificates representing any Note Shares or Warrant Shares issued upon conversion of any Notes or Warrant Shares issued upon exercise of any Warrants shall bear a legend in the same form as the legend on the Notes and the Warrants indicated above.

                                  ARTICLE VII.
                                   TERMINATION

         Section 7.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Initial Closing Date by the mutual written consent of the Company and the Investors.


         Section 7.2 Other Termination. This Agreement may be terminated by action of the Board of Directors of the Company or by any of the Investors at any time if the Initial Closing Date shall not have been consummated by the fifth business day following the date of this Agreement.

 ARTICLE VIII.

MISCELLANEOUS

         Section 8.1 Stamp Taxes; Agent Fees. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Notes and Warrants pursuant hereto and the Note Shares issued upon conversion of the Notes and the Warrant Shares issued upon the exercise of the Warrants.

         Section 8.2 Specific Enforcement; Consent to Jurisdiction.

         (a) The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

         (b) The Company and each of the Investors (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court, the New York State courts and other courts of the United States sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each of the Investors consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

         Section 8.3 Entire Agreement; Amendment. This Agreement, together with the Notes, the Warrants, and the agreements and documents executed in connection herewith and therewith, contains the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

         Section 8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service requiring signed acknowledgment of delivery, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission). If sent by registered or certified mail, notice shall be deemed to have been received five
(5) days after mailing, if by overnight mail, one (1) day after being sent, or upon actual receipt if sent by facsimile. All notices shall be addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

to the Company:            Dynacs Engineering Co., Inc.
                           35111 U.S. Highway 19 North
                           Suite 300
                           Palm Harbor, Florida 34684
                           Attn.: Dr. Ramendra P. Singh, President

with copies to:            Frankfurt, Garbus, Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attn.: Gary A. Schonwald, Esq.

to the Investors:          To each Investor at the address set forth on Schedule
                           I of this Agreement

with copies to:            H.C. Wainwright & Co., Inc.
                           One Boston Place
                           40th Floor
                           Boston, MA 02108
                           Attn.: Matthew La Fontaine, Associate

         Section 8.5 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

         Section 8.6 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 8.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 8.8 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of all Investors (which consent may be withheld for any reason in their sole discretion), except that the Company may assign this Agreement in connection with a merger, consolidation, business combination or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such successor in interest or assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance satisfactory to the Investors, to place the Investors in substantially the same position as they would have been but for such assignment. Anything contained herein to the contrary notwithstanding, no Investor shall have the right to approve or consent to a merger undertaken by the Company solely for the purposes of changing its state of incorporation. Any Investor may assign this Agreement (in whole or in part) or any rights or obligations hereunder without the consent of the Company in connection with any sale or transfer of all or any portion of the Notes or the Warrants held by such Investor, provided that no Investor may assign this Agreement (a) prior to the Closing Date without the Company's prior written consent except to an affiliate or affiliates of such Investor or (b) unless such assignment is pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

         Section 8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 8.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to such state's principles of conflict of laws.

         Section 8.11 Survival. The representations and warranties and the agreements and covenants of the Company and each Investor contained herein shall survive the applicable Closing.

         Section 8.12 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

         Section 8.13 Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Investor without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement, provided that the Company may name the Investors in any filing with the Commission or any state securities agency or commission.

         Section 8.14 Severability. The parties acknowledge and agree that the Investors are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Investors hereunder are several and not joint, that no Investor shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Investor, and that any rights granted to "Investors" hereunder shall be enforceable by each Investor hereunder.

         Section 8.15 Like Treatment of Holders. Neither the Company nor any of its affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee, payment for the redemption or exchange of Notes or the Warrants, or otherwise, to any holders of Notes or Warrants, as the case may be, for or as an inducement to, or in connection with the solicitation of, any consent, waiver or amendment of any terms or provisions of the Notes or the Warrants or this Agreement, unless such consideration is required to be paid to all holders of Notes or Warrants, as the case may be, bound by such consent, waiver or amendment whether or not such holders so consent, waive or agree to amend and whether or not such holders tender their Notes or Warrants, as the case may be, for redemption or exchange. The Company shall not, directly or indirectly, redeem any Notes unless such offer of redemption is made pro rata to all holders of Notes on identical terms. The Company shall not, directly or indirectly, redeem any Warrants unless such offer of redemption is made pro rata to all holders of Warrants on identical terms.

         Section 8.16 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Arbitration Proceedings" shall mean the claims of the Company against Juno Pix, Inc., New Line Pictures, Inc. and New Line Cinema, Inc. in connection with colorization and other work undertaken by the Company for the motion picture, "Pleasantville," and the related claims of Juno, New Line Pictures and/or New Line Cinema against the Company, all before the American Arbitration Association in California.

         "Closing" and "Closing Date" shall have the meanings ascribed to such terms in Section 1.3 herein.

         "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         The terms "holder" or "holders" shall mean the original Investors and any transferee of the Notes, Note Shares, Warrants or Warrant Shares which have not been sold to the public and to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

         The term "Majority" shall mean holders owning, in the aggregate, in excess of fifty percent (50%) of the Registrable Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act; provided, however, that a Majority shall not be less than an aggregate amount of 35,000 Registrable Securities (the "Minimum Amount"); provided, further, however, that in the event the piggy-back registration rights pursuant to Section 4.1 hereof have not been available for exercise within the twelve-month period prior to the exercise of a demand registration pursuant to Section 4.2 hereof, the Minimum Amount shall be reduced to zero.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Registrable Securities" shall collectively mean the shares of Common Stock of the Company issuable upon exercise of the Warrants (the "Warrant Shares") and upon conversion of the Notes (the "Note Shares") (if such conversion is permissible on such date of determination), along with any other securities issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) to each Holder as a result of any stock split, stock dividend, recapitalization or similar event or upon the exchange of the shares of Common Stock, issued or issuable upon exercise of the Warrants or the conversion of the Notes and any other securities of the Company issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Warrant Shares or the Note Shares; provided, however, that the term "Registrable Securities" shall not apply to any shares of Common Stock remaining unregistered after such time as Rule 144(k) under the Securities Act of 1933, as amended (the "Securities

Act"), is available for the sale of all of such shares without restriction during a three (3)-month period.

         "Regulation D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

         "Securities Act" or "Act" shall mean the Securities Act of 1933, as amended.

         "Seller" shall mean a person whose Note Shares and/or Warrant Shares have been registered with the Commission pursuant to an effective registration statement filed with the Commission pursuant to the Securities Act pursuant to
Section 4.1 or 4.2 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 DYNACS ENGINEERING CO., INC.



                                 By:
                                    -------------------------------
                                    Name:   Ramendra P. Singh
                                    Title:  President


                                 INVESTOR:



                                 By:
                                    -------------------------------
                                    Name:
                                    Title:

Exact Name in Which Note(s) Should
be registered:


-------------------------------

                             EXHIBITS AND SCHEDULES

Schedule I           List of Investors
Exhibit A            Form of Note
Exhibit B            Form of Warrant
Exhibit C            Form of Opinion of Counsel
Exhibit D            Form of Guaranty of Ramendra Singh
Annex A              Subsidiaries

                                   SCHEDULE I

                                   SCHEDULE I

                                    INVESTORS


NAME/ADDRESS                             AMOUNT OF NOTE                 NUMBER OF WARRANTS
------------                             --------------                 ------------------

Kathy Simpson                               $  50,000                          7,500
1422 Downington Overlook
Acworth, GA 30101-8436

James Rubenstein                            $  50,000                          7,500
163 Allens Point
Marion, MA 02738-2301

Richard H. Morse Charitable                 $  50,000                          7,500
   Trust
40 Broad Street, Suite 1010
Boston, MA 02738-8436
Contact: Richard H. Morse

Manhattan Group Funding                     $ 100,000                         15,000
c/o Ronald I. Heller
74 Fairview Road
Tenafly, NJ 07670

Ethel Lebenkoff                             $ 100,000                         15,000
Lebenkoff Studio
39 West 67th Street, Studio C
New York, NY 10023

Harvey Bibicoff                             $  50,000                          7,500
4101 Clarinda Drive
Tarzana, CA 91436

Richard L. Hoffman and                      $  50,000                          7,500
Ricki Hoffman (JTROS)
15 West 36th Street
New York, NY 10018

David M. Weiner                             $  50,000                          7,500
10 Iron Canyon Ct.
Park City, UT 84060

                                   EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

                          DYNACS ENGINEERING CO., INC.


                 SENIOR SUBORDINATED CONVERTIBLE PROMISSORY NOTE
                        The Transferability of this Note
                     is Restricted as Provided in Section 6

N-001                                                   Dated: November __, 1999

$__________________________________________________________ New York, New York

         FOR VALUE RECEIVED, DYNACS ENGINEERING CO., a Florida corporation (the "Company"), promises to pay to ___________ or its assigns (the "Holder"), the principal amount of _____________ Dollars ($______), and to pay interest (computed on the basis of a 360-day year of twelve 30 day months) on the unpaid principal amount hereof at the initial rate of eight percent (8%) per annum during the period commencing on the date hereof until and including the 120th day from such date and thereafter at a rate of fifteen percent (15%) per annum until the earlier of (i) the unpaid principal amount and the accrued but unpaid interest of this Note is converted into shares of Common Stock of the Company at the Holder's option after a Liquidity Event (as defined in Section 5(a)) in accordance with Section 5(a) hereof; (ii) the unpaid principal amount and the accrued but unpaid interest of this Note is exchanged for, or converted into, Mezzanine Securities (as defined in Section 5(b) hereof) in accordance with
Section 5(b) hereof or (iii) the unpaid principal amount and the accrued but unpaid interest of this Note is repaid in full. Interest due shall be payable by the Company on a quarterly basis in accordance with Section 3 hereof. Principal and accrued but unpaid interest hereunder shall be due and payable in cash on the Maturity Date (as defined in Section 4 hereof), subject to the terms and conditions of Sections 5 and 6 hereof. For the purposes of this Note, "cash" shall mean such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         This Senior Subordinated Convertible Promissory Note ("Note") is part of the Company's October 1999 bridge financing in which the Company issued notes (the "Notes") pari passu to several holders (collectively, the "Holders") pursuant to that certain Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated November __, 1999 (the

"Agreement"), and warrants to purchase shares of common stock, par value $.01 per share (the "Common Stock"), of the Company. The Holders of the Note Shares (as hereinafter defined) issuable upon the conversion of this Note, if any, have certain rights as set forth in the Agreement.

         This Note is subject to the following terms and conditions.

                  1. Unsecured Obligations; Subordination. This Note and the amounts payable hereunder, including principal and accrued interest, are unsecured obligations of the Company, and shall be subordinate and junior to indebtedness incurred by the Company pursuant to (i) currently existing equipment financings, (ii) currently existing debt of $585,000 secured by certain revenues pursuant to a Loan Agreement dated May 10, 1999; and (iii) up to an aggregate of $6,000,000 of indebtedness of the Company presently existing or hereinafter incurred by the Company under a working capital facility with First National Bank of Florida, or the renewal or replacement thereof with a financial institution, bank or commercial lender (collectively, the "Senior Debt"). Except as set forth in the preceding sentence, the Notes shall not be subordinate or junior to any other indebtedness of the Company.

                  2. Covenants. The Company covenants and agrees that, so long as this Note shall be outstanding and unpaid:

                  (a) Payment of Note. The Company will punctually pay or cause to be paid the principal and interest on this Note at the dates and places and in the manner specified herein. Any sums required to be withheld from any payment of principal or interest on this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Company and paid over in accordance therewith.

                  Nothing in this Note or in any other agreement between the Holder and the Company shall require the Company to pay, or the Holder to accept, interest in an amount which would subject the Holder to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due under this Note or provided for in any other agreement between the Company and the Holder are or could be held to be in the nature of interest and would subject the Holder to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Company to make such payment to the Holder shall be reduced to the highest rate authorized under applicable law and, in the event that the Holder shall have ever received, collected, accepted or applied as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law, such amount which would be excess interest under applicable law shall be applied first to the reduction of principal then outstanding, and, second, if such principal amount is paid in full, any remaining excess shall forthwith be returned to the Company.

                  (b) Guaranty. All sums owed and payable to the Holders shall be guaranteed by Dr. Ramendra P. Singh, the Chief Executive Officer, President and principal stockholder of the Company (the "guarantor").

                  (c) Maintenance of Corporate Existence; Merger and Consolidation. The Company will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of any Significant Subsidiary (as defined in Rule 405 of the Rules and Regulations under the Securities Act of 1933, as amended ("Significant Subsidiary")) and all of their respective rights and franchises and neither the Company nor any Significant Subsidiary shall consolidate with or merge into any other corporation or transfer all or substantially all of its assets to any person unless (i) the survivor of such consolidation or merger is the Company or is a company organized in a state other than the Company's original state of incorporation into which the Company has merged solely to effect a change in the state of incorporation of the Company, provided that such company assumes the obligations of the Company under the Notes pursuant to operation of law, (ii) the corporation formed by such consolidation or into which the Company is merged or to which the assets of the Company are transferred is a corporation which expressly assumes all of the obligations of the Company under the Notes, and (iii) after giving effect to such transaction, no Event of Default (as hereinafter defined), and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

                  (d) Maintenance of Properties. The Company shall reasonably maintain in good repair, working order and condition its properties and other assets, and those of any Significant Subsidiary, and from time to time make all reasonably necessary or desirable repairs, renewals and replacements thereto.

                  (e) Payment of Taxes. The Company will, and will cause any Significant Subsidiary to, set aside for payment, or discharge before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any subsidiary, as the case may be, or upon their respective income, profits or property; provided, however, that neither the Company nor any subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  (f) Compliance with Statutes. The Company will, and will cause any Significant Subsidiary to, comply in all material respects with all applicable statutes and regulations of the United States of America and of any state or municipality, and of any agency of any thereof, in respect of the conduct of business, and the ownership of property by the Company or any Significant Subsidiary; provided, however, that nothing contained in this
Section 2.2(f) shall require the Company or any Significant Subsidiary to comply with any such statute or regulation so long as its legality or applicability shall be contested in good faith.

                  (g) Liens. The Company shall not, and shall not permit any of its subsidiaries to create, incur or suffer to exist any liens, claims or encumbrances upon any of its assets or properties, except for those in existence on the date hereof or those incurred in the ordinary course of business.

                  (h) Restrictions on Dividends, Redemptions, etc. The Company will not, and will cause its subsidiaries (other than wholly-owned subsidiaries) not to, (i) declare or pay any dividend or make any other distribution on any equity securities of the Company, except dividends or distributions payable in equity securities of the Company or (ii) purchase, redeem or otherwise acquire or retire for value any equity securities of the Company, except equity securities acquired upon conversion thereof into other equity securities of the Company.

                  (i) Transactions with Affiliates. The Company will not itself, and will not permit any subsidiary to, engage in any transaction of any kind or nature with any Affiliate (as such term is used in Rule 405 under the Securities Act of 1933, as amended (the "Act")) of the Company or any subsidiary, other than a wholly-owned subsidiary, unless such transaction is upon terms which are fair to the Company or such subsidiary, as the case may be, and which are reasonably similar to, or more beneficial to the Company or such subsidiary than the terms deemed likely to occur in similar transactions with unrelated persons under the same circumstances.

                  (j) Indebtedness. The Company shall not, and shall not permit any of its subsidiaries to, incur any liability or obligation, direct or contingent, for borrowed money, except for those in existence on the date hereof, those incurred with respect to the Senior Debt.

                  3. Interest. Interest shall be payable quarterly on the unpaid principal amount of this Note at rates established in the first paragraph of the Preamble of this Note on each February 4, May 4, August 4, and November 4, commencing on January 4, 2000 (each an "Interest Payment Date"), and on the Maturity Date.

                  4. Maturity. If this Note is not converted into shares of Common Stock of the Company at the option of the Holder in accordance with
Section 5(a) or converted into Mezzanine Securities (as defined in Section 5(b)) of the Company in accordance with Section 5(b) hereof, the principal amount of this Note, together with accrued but unpaid interest, shall be due and payable in cash on November 4, 2000 (the "Maturity Date").

                  5. Conversion.

                  (a) Liquidity Event. In the event the Company effects an initial public offering of its Common Stock pursuant to an effective Registration Statement on an appropriate form with the Securities and Exchange Commission or sells all or substantially all of its all assets to another entity (each, a "Liquidity Event"), the Holder of this Note may convert, at any time after the date which is 120 days after the date of this Note all (but not less than all) unpaid principal and unpaid accrued interest of this Note, into a number of shares of Common Stock of the Company ("Note Shares") equal to the quotient of (i) the unpaid principal and accrued unpaid interest divided by (ii) the Conversion Price (as defined in Section 5(c)). Upon conversion into Note Shares pursuant to this paragraph, the principal amount of this Note and accrued interest thereon shall be discharged in full with the Holder having no recourse to the Company or the guarantor.

                  (b) Mezzanine Securities. In the event this Note has not been converted into Note Shares in accordance with Section 5(a) and the Company consummates a private financing (the "Mezzanine Financing") of at least $2,000,000 (before deducting commissions and expenses) of equity or equity-linked securities (the "Mezzanine Securities") exempt from registration under Section 4(2) and/or Regulation D promulgated under the Act at any time during which this Note shall remain outstanding, the unpaid principal and the accrued and unpaid interest of this Note shall be (i) repaid in cash from the proceeds of the Mezzanine Financing or (ii) at the election of the Holder in accordance with this Section 5(b), converted into, or exchanged for, an amount of Mezzanine Securities on a pari passu basis with investors in the

Mezzanine Financing. The Company shall give written notice of the proposed Mezzanine Financing at least five (5) days prior to the final closing in such Mezzanine Financing. If the Company receives written notice from the Holder of the Holder's election to convert this Note into, or exchange this Note for, Mezzanine Securities within one (1) business day prior to the final closing of the Mezzanine Financing, this Note shall be converted into, or exchanged for, Mezzanine Securities in accordance with this Section 5(b). Upon conversion of this Note into Mezzanine Securities pursuant to this paragraph, the principal amount of this Note and accrued interest thereon shall be discharged in full with the Holder having no recourse to the Company or guarantor.

                  (c) Conversion Price. The "Conversion Price" shall equal (i) sixty percent (60%) of the initial public offering price of the Company's Common Stock in the event that the Liquidity Event is the Company's initial public offering or (ii) in the event the Liquidity Event is the sale of all or substantially all of the Company's assets to another entity other than an affiliate of the Company, sixty percent (60%) of the consideration received for such assets divided by the total number of shares of Common Stock of the Company outstanding on a fully-diluted basis before such sale.

                  (d) Method of Conversion. Before the Holder shall be entitled to receive Note Shares upon the conversion of this Note, the Holder shall surrender this Note and deliver a Notice of Conversion (in the form attached hereto as Exhibit A) to the office of the Company or its designated agent. The Notice of Conversion shall state therein the amount(s) in which the certificate(s) for Note Shares are to be issued. The time of conversion (the "Conversion Date") shall be the close of business on the first business day following the date on which the Company receives the Notice of Conversion. Interest on the principal amount of Notes converted ceases to accrue on and after the Conversion Date of such principal amount converted.

                  (e) Issuance of Note Shares and Mezzanine Securities. The Company shall, as soon as practicable after surrender of this Note and receipt of the Notice of Conversion upon the occurrence of a Liquidity Event, but in no event more than three (3) business days thereafter, issue and deliver to the Holder, a certificate(s) for the number of Note Shares, as the case may be, to which the Holder shall be entitled as aforesaid. The Company shall issue and deliver to the Holder a certificate(s) evidencing the Mezzanine Securities to which the Holder shall be entitled upon conversion or exchange in accordance with Section 5(b) hereof upon the later of (i) a Closing Date of the Mezzanine Financing or (ii) upon surrender of this Note.

                  (f) Fractional Shares. If any fraction of a Note Share or Mezzanine Security would be issuable upon conversion of this Note, as the case may be, the Company shall, at its sole option, issue fractions of Note Shares or Mezzanine Securities, as the case may be, or purchase such fraction for an amount in cash equal to the fair market value of such fraction on the date of conversion of this Note. Nothing in this Note shall obligate the Company to issue fractional Note Shares or Mezzanine Securities, as the case may be, upon the conversion of this Note.

                  (g) Adjustment of Conversion Price; Merger.

                           (i) If at any time after the consummation of a
Liquidity Event, the Company at any time or from time to time while this Note is issued and outstanding shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock) or if the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price in effect immediately before such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. If the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares, issuable upon exercise of such rights to acquire Common Stock.

                           (ii) If at any time after the consummation of a
Liquidity Event, the Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5(g)(i)), the Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Note Shares shall be convertible into, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Note Shares that would have been subject to receipt by the Holder upon conversion of this Note immediately before that change.

                           (iii) In case of any consolidation or merger of the
Company with any other corporation, limited liability company or any other entity (each such transaction, a "Merger"), the entity formed by the Merger shall succeed to the covenants, stipulations, promises and the agreements contained in this Note. In the event of a Merger, the Company shall make appropriate provisions so that the Holder shall have the right thereafter to convert this Note into the kind and amount of securities receivable upon such Merger by a Holder of the number of securities into which this Note could have been converted immediately prior to a Merger. The above provisions shall similarly apply to successive Mergers.

                  (h) Reservation of Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes into Note Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Note then, the Company will take such corporate action as in the opinion of its counsel may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation, engaging in best efforts to obtain the requisite shareholder approval.

                  (i) Issue Taxes. The Company shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Note Shares; provided, that the Company shall not be obligated to pay any transfer resulting from any transfer requested by the Holder in connection with any such conversion.

                  6. Restrictions Upon Transferability. This Note has not been registered under the Act, and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to this Note, or
(ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "blue sky" or other state securities law.

                  7. No Prepayment. Except as in accordance with Section 5, the principal amount of this Note shall not be prepaid, in whole or in part, prior to the Mezzanine Financing.

                  8. Events of Default and Remedies. An "Event of Default" shall occur if:

                  (a) Payment of Notes. The Company defaults in the payment of the principal or interest of this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of five (5) days from the date thereof; or

                  (b) Performance of Covenants, Conditions or Agreements. The Company fails to comply with any of the covenants, conditions or agreements set forth in this Note and such default shall continue uncured for a period of thirty (30) days after receipt of written notice to the Company from any Holder stating the specific default or defaults; or

                  (c) Cross-default. A default by the Company under a material agreement if such default is not cured or waived within the cure or other applicable time periods provided in such agreement.

                  (d) Change of Control. Any person or group (as defined in Section 13(d)(3) of the Exchange Act of 1934) of persons, other than (i) the executive officers and directors of the Company and any persons nominated to serve as a director of the Company at the date hereof, (ii) the holders of the Notes, and (iii) the holders of the Warrants, acquire beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of a majority of the Company's then outstanding Common Stock.

                  (e) Bankruptcy, Insolvency, etc. The Company or any Significant Subsidiary shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its respective creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of their respective property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Significant Subsidiary or any substantial part of their respective property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company or any Significant Subsidiary, or if any such petition shall be filed against the Company or any Significant Subsidiary and such petition shall not be dismissed within sixty (60) days.

                  (f) Representations and Warranties. If any representation, warranty or statement of fact made in writing by or on behalf of the Company or by any officer of the Company herein, in the Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been incorrect, false or misleading in any material respect on the date as of which made.

                  (g) Remedies. In case an Event of Default (other than an Event of Default resulting from the Company's failure to pay the principal of, or any interest upon, this Note, when the same shall be due and payable in accordance with the terms hereof and an Event of Default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing, the Holders of the Notes representing at least fifty-one percent (51%) in the aggregate of the principal amount of the Notes then outstanding, may declare by notice in writing to the Company all unpaid principal and accrued interest on all of the Notes then outstanding to be due and payable immediately. In case an Event of Default resulting from the Company's nonpayment of principal of, or interest upon, this Note shall occur, the Holder may declare all unpaid principal and accrued interest on this Note held by such Holder to be due and payable immediately. In case an Event of Default resulting from bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Note held by the Holder shall be due and payable immediately without any declaration or other act on the part of such Holders. Any such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of principal or interest on the Note) may be waived by the Holders of a majority in principal of the Notes then outstanding.

                  9. Costs of Collection. Should the indebtedness represented by this Note or any part thereof be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, the Company agrees to pay as an additional obligation under this Note, in addition to the principal and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees.

                  10. Waiver and Amendments. This Note may be amended, modified, superseded, canceled, renewed or extended, and the terms hereof may be waived only by a written instrument signed by the Company and the Holders of at least fifty-one percent (51%) in principal amount of the Notes then outstanding; provided, however, that the consent of a Holder shall be required to modify the terms of this Note affecting the payment of principal amount of, or interest on, such Holder's Note or the term of such Holder's Note. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

                  11. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this Section 11 shall be dated as of the date to which interest has been paid on this Note, or if no interest has theretofore been paid on this Note, then dated the date hereof.

                  12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service requiring signed acknowledgment of delivery, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission). If sent by registered or certified mail, notice shall be deemed to have been received five
(5) days after mailing, if by overnight mail, one (1) day after being sent, or upon actual receipt if sent by facsimile. All notices shall be addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (i)      if to the Company, to:

                           Dynacs Engineering Co., Inc.
                           3511 U.S. Highway 19 North
                           Suite 3000
                           Palm Harbor, Florida 34684
                           Attn.:   Dr. Ramendra P. Singh, President

                  with a copy to:

                           Frankfurt, Garbus, Klein & Selz, P.C.
                           488 Madison Avenue
                           New York, New York 10022
                           Attn.:   Gary A. Schonwald, Esq.

                  (ii) if to the Holder, to the address of such Holder as shown on the books of the Company, with a copy to:

                           H.C. Wainwright & Co., Inc.
                           One Boston Place
                           40th Floor
                           Boston, MA 02108
                           Attn.: Matthew La Fontaine, Associate

                  13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles. The Company agrees that any dispute or controversy arising out of this Note shall be adjudicated in a court located in New York City, and hereby submits to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York, and irrevocably waives any objection it now or hereafter may have respecting the venue of such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested.

                  14. Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

                  15. Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances. The rate of interest on this Note is subject to any limitation imposed by applicable usury laws.

                  16. Headings. The headings in this Note are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Note.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.




DYNACS ENGINEERING CO., INC.




                                        By:
                                           ------------------------------------
                                            Ramendra P. Singh
                                            President

                                    EXHIBIT A

                              NOTICE OF CONVERSION

         The undersigned being the holder of the attached Senior Subordinated Convertible Note(s) due the Maturity Date (as defined in the Note) of DYNACS ENGINEERING CO., INC., a Florida corporation (the "Company"), hereby exercises the option to convert the Note into Note Shares (as defined in the Note)) in accordance with the terms of the Note.

         The undersigned directs that the Note Shares be issued in the name of the holder of the attached Note and delivered as soon as practicable and in accordance with the provisions of the Note to:


                                 Full address
                                             ----------------------------------



                                             ----------------------------------

                                             ----------------------------------


Date:
     --------------------------
                                             By:
                                                --------------------------------
                                                Name:

                                   EXHIBIT B

                                                       Warrant Number: W-

                                     WARRANT

         THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE, TRANSFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT AND STATE SECURITIES LAWS. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THIS WARRANT AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS WARRANT TO THE SECRETARY OF DYNACS ENGINEERING CO., INC. AT ITS PRINCIPAL EXECUTIVE OFFICES.

         THIS WARRANT IS ONE OF A SERIES OF WARRANTS ISSUED IN CONJUNCTION WITH A PRIVATE OFFERING (THE "PRIVATE PLACEMENT") OF WARRANTS (COLLECTIVELY, THE "WARRANTS") AND UP TO $1.0 MILLION PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES CONVERTIBLE INTO SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE (THE "COMMON STOCK"), OF THE COMPANY (COLLECTIVELY, THE "NOTES") UNDER CERTAIN CIRCUMSTANCES. THE TERM "REGISTRABLE SECURITIES" SHALL MEAN THE SHARES OF COMMON STOCK OF THE COMPANY ISSUABLE UPON EXERCISE OF THE WARRANTS (THE "WARRANT SHARES") AND UPON CONVERSION OF THE NOTES (THE "NOTE SHARES") (IF SUCH CONVERSION IS PERMISSIBLE ON SUCH DATE OF DETERMINATION), ALONG WITH ANY OTHER SECURITIES ISSUED (OR ISSUABLE UPON THE CONVERSION OR EXERCISE OF ANY WARRANT, RIGHT OR OTHER SECURITY WHICH IS ISSUED) TO EACH HOLDER AS A RESULT OF ANY STOCK SPLIT, STOCK DIVIDEND, RECAPITALIZATION OR SIMILAR EVENT OR UPON THE EXCHANGE OF THE SHARES OF COMMON STOCK, ISSUED OR ISSUABLE UPON EXERCISE OF THE WARRANTS OR THE CONVERSION OF THE NOTES AND ANY OTHER SECURITIES OF THE COMPANY ISSUED AS A DIVIDEND OR OTHER DISTRIBUTION WITH RESPECT TO, IN EXCHANGE FOR OR IN REPLACEMENT OF THE WARRANT SHARES OR THE NOTE SHARES; PROVIDED, HOWEVER, THAT THE TERM "REGISTRABLE SECURITIES" SHALL NOT APPLY TO ANY SHARES OF COMMON STOCK REMAINING UNREGISTERED AFTER SUCH TIME AS RULE 144(K) UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") IS AVAILABLE FOR THE SALE OF ALL OF SUCH SHARES WITHOUT RESTRICTION DURING A THREE (3)-MONTH PERIOD.

                  1. NUMBER AND PRICE OF SHARES SUBJECT TO WARRANT. Subject to the terms and conditions set forth herein, _____________ (the "Purchaser") is entitled to purchase from Dynacs Engineering Co., Inc., a Florida corporation (the "Company"), at any time from and after the first anniversary date of the date of issuance of this Warrant (the "Issuance Date") until the earlier of (a) the fifth anniversary date of the Issuance Date or (b) the fourth anniversary date of a Liquidity Event (as defined herein), ______________ shares (which number of shares is subject to adjustment as described below) of fully paid and non-assessable Common Stock of the Company upon surrender hereof at the principal office of the Company and, at the election of the holder of this warrant (the "Holder"), upon either (i) payment of the purchase price at said office in cash or by check or (ii) tender of a notice and surrender of this Warrant as provided in Section 6(b) hereof. Subject to adjustment as hereinafter provided, the purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall upon the occurrence of a Liquidity Event (as defined below) be equal to (x) if the Liquidity Event is the Company's initial public offering, seventy percent (70%) of the initial public offering price per share or (y) if the Liquidity Event is the sale of all or substantially all of the Company's assets, seventy percent (70%) of the consideration received for such assets divided by the total number of shares of Common Stock of the Company outstanding on a fully-diluted basis before such sale. The purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price." As used in this Warrant Agreement, "Liquidity Event" shall mean an initial public offering of the Company's securities pursuant to an effective registration statement on an appropriate form with the Securities and Exchange Commission (the "Commission") or a sale of all or substantially all of the assets of the Company.

                  2. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (a) ADJUSTMENT FOR DIVIDENDS IN STOCK OR OTHER
SECURITIES OR PROPERTY. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 2.

                           (b) ADJUSTMENT FOR RECLASSIFICATION, REORGANIZATION
OR MERGER. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock and securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                           (c) STOCK SPLITS AND REVERSE STOCK SPLITS. If at any
time on or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

                  3. NO FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

                  4. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company.

                  5. RESERVATION OF STOCK. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

                  6. EXERCISE OF WARRANT.

                           (a) METHOD OF EXERCISE. This Warrant may be exercised
by the Holder from time to time, in whole or in part by the surrender of this Warrant with the "Election to Exercise" attached hereto, duly executed to the principal office of the Company, at 35111 U.S. Highway 19 North, Suite 300, Palm Harbor, Florida 34684, or at such other places designated in writing by the Company, accompanied by payment to the Company, by cash or check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares of Common Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the shares of Common Stock, if any, with respect to which this Warrant shall not have been exercised, shall also be issued to the Holder hereof. The shares of Common Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable.

                           (b) NET ISSUE EXERCISE.

                                (i) In lieu of exercising this Warrant in the
manner provided above in Section 6(a), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed using the following formula:

                  X =      Y(A-B)
                           ------
                              A
Where:
         X = The number of shares of Common Stock to be issued to the Holder. Y = The number of shares of Common Stock purchasable under this
             Warrant (at the date of such calculation).
         A = The fair market value of one share of the Company's Common Stock
             (at the date of such calculation).
         B = The Warrant Price (as adjusted to the date of such calculation).

                                (ii) For purposes of this Section 6(b), fair
market value of the Company's Common Stock shall mean the price per share which the Company could obtain from a willing buyer for the shares sold by the Company from authorized but unissued shares, as such price shall be determined in good faith by the Board of Directors of the Company.

                  7. REGISTRATION RIGHTS. For the purposes of Section 7, "Holder" shall mean the original holder and any transferee of the Warrants or Warrant Shares which have not been sold to the public and to whom the registration rights conferred by that certain Warrant and Senior Subordinated Note Purchase Agreement among the Company and the investors in the Private Placement have been transferred in compliance of such Agreement.

                           (a) PIGGYBACK REGISTRATION. If, at any time during
the five-year period commencing six (6) months after the Company initially becomes subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act, the Company proposes to register any of its securities under the Securities Act (other than in connection with the Company's initial public offering, a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Forms S-8 or S-4 or successor forms), the Company shall give written notice by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder(s) of the Registrable Securities of its intention to do so. Upon the written request of any Holder given within ten (10) days after receipt of any such notice of his desire to include any Registrable Securities in such proposed registration statement, the Company shall afford such Holder the opportunity to have any such Registrable Securities registered under such registration statement.

                           Notwithstanding the provisions of this Section 7(a),
the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7(a) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

                           If any registration pursuant to this Section 7(a)
shall be underwritten in whole or in part, the Company may require that the Holder's Registrable Securities requested for inclusion pursuant to this Section 7(a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriter(s), and then only in such quantity as, together with all other Registrable Securities, will not, in the opinion of the underwriters, jeopardize the success of the underwritten offering by the Company. In the case of a (i) primary registration statement on behalf of the Company or (ii) secondary registration statement on behalf of holders of securities of the Company exercising a right to request or demand registration, if in the opinion of the managing underwriter the registration of the number of Registrable Securities that the Holders have requested to be registered would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Securities, in addition to all of the shares to be sold by the Company, or any other stockholder of the Company that the managing underwriter believes may be sold without causing such adverse effect. The shares (including without limitation Warrant Shares) to be so included shall be, first, the shares Company proposes to sell in a primary offering or the securities requested to be included therein by holders of Registrable Securities requesting such registration pursuant to a demand registration or an unfulfilled automatic right to registration in the case of a secondary registration, and, second, shares which have piggy-back rights. If less than all shares in either class are to be registered by reason of the managing underwriter's cutback, shares within such class (including without limitation Warrant Shares) shall be allowed to participate in such underwriting on a pro rata basis based upon the number of securities requested to be included by each participating shareholder.

                           (b) DEMAND REGISTRATION.

                                (i) At any time during the five-year period
commencing six (6) months after the Company initially becomes subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act, the holders of a Majority (as defined below) of the Registrable Securities shall have the right (which right is in addition to the registration rights under Section 7(a) hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the underwriter, if any, and such holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Registrable Securities for nine (9) consecutive months by such holders and any other holders of Registrable Securities who notify the Company within ten (10) days after receiving notice from the Company of such request, provided, that the Company is subject to the reporting requirements of the Exchange Act at the time of the written notice to the Company. The term "Majority" shall mean holders owning, in the aggregate, in excess of fifty percent (50%) of the Registrable Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, and (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act; provided, however, that a Majority shall not be less than an aggregate amount of 35,000 Registrable Securities (the "Minimum Amount"); provided, further, however, that in the event the piggy-back registration rights pursuant to Section 7(a) hereof have not been available for exercise within the twelve-month period prior to the exercise of a demand registration pursuant to Section 7(b) hereof, the Minimum Amount shall be reduced to zero.

                                (ii) The Company covenants and agrees to give
written notice of any registration request under this Section 7(b) by any Holder(s) to all other Holders within ten (10) days of the receipt of any such registration request.

                           (c) COVENANTS OF THE COMPANY WITH RESPECT TO
REGISTRATION. In connection with any registration under Section 7(a) or 7(b) hereof, the Company covenants and agrees as follows:

                                (i) to use commercially reasonable efforts to
file a registration statement within forty-five (45) days of receipt of any demand therefor and to cause any registration statement to be declared effective at the earliest possible time. The Company shall furnish each Holder desiring to sell its Registrable Securities such number of prospectuses as shall reasonably be requested;

                                (ii) to pay all costs (excluding transfer taxes,
if any, and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 7(a) or 7(b) hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses

                                (iii) as expeditiously as possible, to prepare
and file with the Commission any amendments and supplements to the registration statement and the prospectus included in the registration statement as may be necessary to keep the registration statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or two hundred seventy (270) days after the effective date thereof;

                                (iv) as expeditiously as possible, to furnish to
each Holder whose Registrable Securities have been registered pursuant to an effective registration statement filed with the Commission under the Securities Act pursuant to Section 7 hereof (the "Seller") such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Seller may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares owned by him;

                                (v) as expeditiously as possible, to use its
commercially reasonable efforts to register or qualify the Holder's Registrable Securities covered by the registration statement under the securities or blue sky laws of such states as Seller shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Seller to consummate the public sale or other disposition in such states of the Registrable Securities owned by Seller; provided, however, that the Company shall not be required in connection with this subsection (v) to qualify as a foreign corporation in any jurisdiction in which it is not already obligated to qualify or execute or file a general consent to service of process in any jurisdiction;

                                (vi) if the registration statement relates to an
underwritten offering, to enter into and perform its obligations under an underwriting agreement in the usual and customary form, including without limitation, customary indemnification and contribution obligations with the underwriter's representative;

                                (vii) to notify the Seller at any time when a
prospectus relating to Registrable Securities covered by the registration statement is effective, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use commercially reasonable efforts promptly to amend or supplement the registration statement to correct any such untrue statement or omission;

                                (viii) to notify the Seller of the issuance by
the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company will make every commercially reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                                (ix) if the Company has delivered preliminary or
final prospectuses to the Seller and after having done so the prospectus is amended to comply with the provisions of the Securities Act or is amended or supplemented, the Company shall promptly notify the Seller. In that case, the Seller shall immediately cease making offers of the Registrable Securities and, if requested, return all prospectuses to the Company. The Company shall promptly provide the Seller with revised prospectuses and, following receipt of the revised prospectuses, Seller shall be free to resume making offers of Registrable Securities.

                                (x) permit a single firm of counsel, designated
as Holders' counsel by the holders of a majority of the Registrable Securities included in the registration statement, to review the registration statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

                                (xi) the Company shall make available for
inspection by the Holders, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a registration statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company, pertinent corporate documents and properties of the

Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration statement, provided that such parties agree to keep such information confidential.

                           (d) INDEMNIFICATION BY THE COMPANY

                                (i) In the event that the Company registers any
of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each participating Seller and each underwriter of the Registrable Securities registered (including any broker or dealer through whom such shares may be sold pursuant to the applicable underwriting agreement and their respective officers, directors, affiliates and partners) and each Person (as defined below), if any, who controls such Seller or any such underwriter within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) in any application or other document executed by the Company or based upon information furnished by the Company filed in any jurisdiction in order to qualify the securities under the securities laws thereof or filed with the Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market or any exchange, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration, (A) unless such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus or application or document in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such Seller of Registrable Securities or its controlling person (in the case of indemnification of such Seller or its controlling person), or any such underwriter or its controlling person (in the case of indemnification of such underwriter or its controlling person) expressly for use therein, or unless (B) in the case of a sale directly by such Seller (including a sale of such Registrable Securities through any underwriter retained by such Seller to engage in a distribution on behalf of such Seller), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such Holder or such underwriter on a timely basis, and such Seller failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Warrant Shares and other

Registrable Securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

                                (ii) The term "Person," as used in this Section,
shall mean an individual, corporation, partnership, trust, university, unincorporated organization, or other entity.

                                (iii) Promptly after receipt by any Seller, any
underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Seller, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure to so notify the Company shall not relieve the Company from any liability it may have hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby), and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Seller, of such underwriter or such controlling Person, as the case may be), and shall assume the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

                                (iv) Such Seller, any such underwriter or any
such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel subsequent to any assumption of the defense by the Company shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized in writing by the Company, the Company shall not have employed counsel to defend such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties) in any of which events the fees and expenses of not more than one additional firm of attorneys for the Seller(s) and/or such underwriter or controlling person shall be borne by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's written consent. The Company shall not, except with the approval of each party being indemnified under this paragraph (d), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

                                (v) In order to provide for just and equitable
contribution to joint liability under the Securities Act in any case in which any participating Holder exercising rights under this Section 7, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this paragraph (d) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this paragraph (d) provides for indemnification in such case, then, the Company and such Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Seller on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Seller on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such Seller will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by such Seller pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (e) EXCHANGE ACT REGISTRATION. If the Company at any
time shall list any class of equity security on any national securities exchange and shall register such class of equity securities under the Exchange Act, the Company shall, at its expense, simultaneously list on such exchange and maintain such listing of, the Registrable Securities. The Company shall use its commercially reasonable efforts to timely file with the Commission such information as the Commission may require under Section 13 or Section 15(d) of the Exchange Act; and in such event, the Company shall use its commercially reasonable efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to such Registrable Securities. The Company shall furnish to the Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such Registrable Securities without registration. The Company agrees to use its commercially reasonable efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers.

                           (f) HOLDER INDEMNIFICATION

                                (i) In the event that the Company registers any
of the Registrable Securities under the Securities Act, each Holder of Registrable Securities so registered shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Securities so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, shall reimburse the Company and each such director, officer, underwriter, broker, dealer or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder expressly for use therein; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds received by such Holder sold in such registration.

                                (ii) Promptly after receipt of notice of the
commencement of any action in respect of which indemnity may be sought against such Holder, the Company will notify such Holder in writing of the commencement thereof (provided, that failure to so notify such Holder shall not relieve such Holder from any liability it may have hereunder except to the extent that such Holder's defense of such action was materially adversely affected thereby), and such Holder shall, subject to the provisions hereinafter stated, be entitled to assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Securities. The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel subsequent to any assumption of the defense by such Holder shall not be at the expense of such Holder unless engagement of such counsel is specifically authorized in writing by such Holder. Such Holder shall not be liable to indemnify any Person for any settlement of any such action effected without such Holder's written consent.

                                (iii) In order to provide for just and equitable
contribution to joint liability under the Securities Act in any case in which the Company's exercise of its rights under this Section 7(f) makes a claim for indemnification pursuant to this Section 7(f), but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 7(f) provides for indemnification, in such case, then, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) no such Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                           (g) SALES THROUGH UNDERWRITERS. In connection with
any registration made pursuant to Section 7(a) or 7(b) hereof, the Holders(s) of the Warrant Shares agree(s) as follows: (i) any public sale of the Warrant Shares of the Holder(s) included in such registration statement shall be effected through the underwriter, if any, for such registration and (ii) the Holders(s) shall compensate the underwriter in accordance with the underwriter's customary compensation practices for such transactions.

                           (h) STOCKHOLDER ACTS. Whenever under the preceding
provisions of this Section 7 the Holder is registering any Warrant Shares pursuant to any registration statement, the Holder agrees to timely provide to the Company, at its request, such information and materials as the Company may reasonably request in order to effect the registration of such Warrant Shares.

                           (i) NO REQUIRED EXERCISE. Nothing contained in this
Warrant shall be construed as requiring the Holder to exercise the Warrant prior to the initial filing of any registration statement or the effectiveness thereof.

                           (j) ASSIGNMENT OF REGISTRATION RIGHTS. The rights to
cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned (but only with all related obligations) by the Holder to a transferee or assignee, provided that: (i) the Company is, within a reasonable time before such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act;
(iii) the assignee, in the Company's judgment, is not a competitor of the Company or any of its subsidiaries; and (iv) such assignment is not otherwise prohibited by the terms of any lock-up agreement then in effect with respect to the Warrants or any Registrable Securities generally.

                           (k) DELAY OF REGISTRATION. No Holder shall have any
right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

                  8. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record Holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

                  9. TRANSFER OF WARRANT. This Warrant may not be transferred by the Purchaser without the written consent of the Company. Notwithstanding the foregoing, no such consent shall be necessary for a transfer by such Purchaser to a shareholder or partner of such Purchaser, if the transferee or transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.

                  10. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  11. SECURITIES LAW. As a condition to exercise of this Warrant, the Holder (including any permitted assignee) shall be required to make such representations and warranties and execute such documents as reasonably requested by the Company in order for the Company to perfect an exemption from the registration and qualification requirements of applicable securities laws.

                  12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service requiring signed acknowledgment of delivery, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgment of complete transmission). If sent by registered or certified mail, notice shall be deemed to have been received five
(5) days after mailing, if by overnight mail, one (1) day after being sent, or upon actual receipt if sent by facsimile. All notices shall be addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  to the Company:    Dynacs Engineering Co., Inc.
                                     35111 U.S. Highway 19 North
                                     Suite 300
                                     Palm Harbor, Florida 34684
                                     Attn.: Dr. Ramendra P. Singh, President

                  with copies to:    Frankfurt, Garbus, Klein & Selz, P.C.
                                     488 Madison Avenue
                                     New York, New York 10022
                                     Attn.: Gary A. Schonwald, Esq.

                  to the Purchaser:  To each Purchaser at the address set forth on Schedule I of this Agreement.

                  with copies to:    H.C. Wainwright & Co., Inc.
                                     One Boston Place
                                     40th Floor
                                     Boston, MA 02108
                                     Attn.: Matthew La Fontaine, Associate

                  13. TERMINATION. The right to purchase securities upon exercise of this Warrant shall terminate upon the earlier of (a) the fifth anniversary date of the Issuance Date (as defined herein) or (b) the fourth anniversary date of a Liquidity Event (as defined herein).

                  14. MISCELLANEOUS. This Warrant has been prepared, negotiated and delivered in the State of New York and shall be governed by the laws of said State. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. The language in this Warrant shall be construed as to its fair meaning, and not strictly for or against the Company or the Holder. This Warrant, together with the related Warrant and Senior Subordinated Convertible Note Purchase Agreement and the Senior Subordinated Convertible Note, sets forth the final, complete and exclusive statement of the terms and conditions between the parties pertaining to the subject matter of this Warrant and supersedes all prior and contemporaneous agreements or understandings with respect thereto.

                  ISSUED as of this __ day of ___________, 1999.


                                             DYNACS ENGINEERING CO., INC.


                                         By __________________________________

                                         Title _______________________________

                          Dynacs Engineering Co., Inc.
                     35111 U.S. Highway 19 North, Suite 300
                           Palm Harbor, Florida 34684


                              ELECTION TO EXERCISE

                  The undersigned hereby exercises his or its rights to purchase Warrant Shares covered by the within Warrant and tenders payment
---------
herewith in the amount of $        in accordance with the terms thereof; and
                           -------
requests that certificates for such securities be issued in the name of, and delivered to:

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)

                  and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
     (Print Name, Address and Social Security or Tax Identification Number)


     Dated:                               Name:
           -------------------------           ---------------------------
                                                        (Print)

     Address:
             -------------------------------------------------------------

                                         ---------------------------------
                                         (Signature)

                                         ---------------------------------
                                         (Signature Guarantee)

                                         ---------------------------------
                                         (Signature Guarantee)

                                  EXHIBIT C-1

                [LETTERHEAD OF FRANKFURT, GARBUS, KLEIN & SELZ]


                               November   , 1999


To the Investors listed
on Schedule I to the Warrant and
Senior Sub. Con. Note Pur. Agmt.
dated the date hereof

H.C. Wainwright & Co., Inc.
One Boston Place, 40th Floor
Boston, MA 02108

                       Re:  Dynacs Engineering Co., Inc.

Ladies and Gentlemen:

     We have acted as special counsel for Dynacs Engineering Co., Inc., a Florida corporation (the "Company"), in connection with its offer and sale of up to $1,000,000 million in principal amount of twelve-month Senior Subordinated Convertible Promissory Notes (the "Notes") and warrants to purchase up to 150,000 shares of the Company's common stock, par value $.01 per share (the "Warrants") pursuant to a private placement conducted by H.C. Wainwright & Co., Inc. acting as placement agent (the "Placement Agent") as more fully described in the Confidential Offering Memorandum, dated October 1999, which includes a term sheet, the October 22, 1999 draft of the Company's Registration Statement on Form S-1, and the forms of (i) the Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated as of the date hereof, by and among the Company and the purchasers of Notes and Warrants named on Schedule J thereto (the "Investors"), (ii) the Warrants and (iii) the Notes (the "Offering Memorandum"). The Warrant and Senior Subordinated Convertible Note Purchase Agreement is referred to herein as the "Agreement." The transactions contemplated by the Offering Memorandum and the Agreement are referred to herein as the "Transactions."

     This opinion is furnished to you on behalf of the Company pursuant to
Section 5.2(d) of the Agreement. Capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

Investors and
H.C. Wainwright & Co., Inc.
November   , 1999
Page 2

     In such capacity, we have examined the following documents and agreements as executed by the Company in connection with the Transactions:

     (i) the Agreement;
     (ii) the Warrants, each dated the date hereof;
     (iii) the Notes, each dated the date hereof;
     (iv) the Subordination Acknowledgment and Agreements between the Company and each of the unsecured debt holders listed on Schedule 1 to this opinion (the "Subordination Agreements");
     (v) the Waiver of Preemptive Rights, dated November 1, 1999, executed by the representative of the holders of outstanding common stock of the Company's subsidiary, Cerulean FXs, Inc. ("Cerulean"), a copy of which waiver (the "Cerulean Waiver") is attached to this Opinion; and
     (v) the Offering Memorandum.

We have also reviewed the Individual Guaranty, dated the date hereof, of Ramendra P. Singh in favor of the Investors (the "Guaranty"). The documents, instruments and agreements set forth in clauses (i) through (v) are referred to in this opinion letter collectively as the "Transaction Documents."

     In addition, we have examined and relied upon such other documents, instruments and records as we have deemed necessary for purposes of rendering this opinion. Such documents, instruments and records, together with the Transaction Documents and the Guaranty, are referred to in this opinion letter collectively, as the "Reviewed Documents."

     Insofar as the opinions expressed herein relate to factual matters, information with respect to which is in the possession of the Company, we have relied, with your permission, upon a certificate of Ramendra Singh, President and Chief Executive Officer of the Company, annexed hereto, and upon statements and representations of other officers and other representatives of the Company and upon the Company's duly authorized representatives' and officers' representations and warranties contained in the Reviewed Documents. No facts or circumstances have come to our attention (but without our having made any investigations for such purpose) that would cause us to believe that any such representations, warranties or statements which are relevant to the opinions expressed in this opinion letter and upon which we are relying in rendering this opinion are inaccurate in any respect.

Investors and
H.C. Wainwright & Co., Inc.
November__, 1999
Page 3

     The opinion contained in paragraph 8 below is furnished to you on behalf of Ramendra P. Singh (the "Guarantor") solely in connection with his execution and delivery of the Guaranty. In such capacity, we have examined the Guaranty as executed by the Guarantor.

     We are members of the Bar of the State of New York and we do not purport to be experts in, and we do not express any opinion herein concerning, any laws other than the laws of the State of New York and the federal laws of the United States of America, as currently in effect. We have relied on the opinion of Litow, Cutler, Zabludowski & Allen dated the date hereof with respect to the matters referred to therein, and we have assumed the correctness of the opinions expressed therein insofar as they affect our opinions herein. In addition, our opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond such matters. No opinion is rendered herein with respect to the effect or enforceability of any conflicts of laws provisions of the Agreement, any other Transaction Document or the Guaranty, and we express no opinion as to any representation or warranty of any party other than the Company. We inform you that we have not heretofore represented the Guarantor.

     Based upon such review and examinations, and upon the assumptions, qualifications and exceptions set forth in this opinion letter, we are of the opinion that:

     1. The execution, delivery and performance of the Agreement have been duly and validly authorized by the Company, the Agreement and the Subordination Agreements are each the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and the Notes and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Warrants, the Notes, the Warrants Shares and the Note Shares have been duly authorized for issuance, and assuming payment therefor by the Investors in accordance with the terms of the Transaction Documents, (i) the Warrants issued to the Investors are validly issued, fully paid an non-assessable and the holders thereof are not subject to personal liability to third parties solely by reason of being such holders,
(ii) the Notes issued to the Investors are duly authorized and validly issued, and (iii) the Warrant Shares and the Note Shares, if and when issued, will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability to third parties solely by reason of being such holders. All corporate action required to be taken for the authorization, issuance and sale of the Warrants and the Notes and the authorization, issuance and sale of the Warrant Shares and the Note Shares in accordance with the terms of the Transaction Documents have been duly and validly taken by the Company. The Notes, the Warrants, the Warrant Shares, and the Note Shares are not subject to any preemptive rights, created by statute, of any security holder of the Company, and, to our knowledge, such securities are not subject to contractual preemptive rights of any other party,

Investors and
H.C. Wainwright & Co., Inc.
November   , 1999
Page 4


except the preemptive rights of the holders of shares of common stock of Cerulean, pursuant to that certain Exchange Agreement, dated as of August 13, 1999, by and among the Company, Ramendra P. Singh, Michael Burns, William Dallas, Jon Feltheimer and Offense Group Associates, LP (the "Exchange Agreement"), which preemptive rights (the "Cerulean Holders' Rights"), have been waived pursuant to Cerulean Waiver.

     2. The Company has been duly organized as a corporation under the laws of the State of Florida and is in good standing in such State. The Company is duly qualified to do business as a foreign corporation and is in good standing in each state of the United States in which the failure to so qualify or be in good standing would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole. The Company has all requisite corporate power and corporate authority to own or lease its properties and assets and to conduct its business as currently conducted.

     3. All of the outstanding capital stock of the Company has been duly authorized, validly issued and, to our knowledge, is fully paid and non-assessable. To our knowledge, the holders of the outstanding capital stock of the Company have no contractual rights of rescission or contractual preemptive rights with respect to their shares, other than the Cerulean Holders' Rights, and none of such securities was issued in violation of the contractual preemptive rights of any holder of any security of the Company. The holders of the outstanding capital stock of the Company are not subject to statutory personal liability solely by reason of being such holders and none of such outstanding capital stock was issued in violation of the statutory preemptive rights of any holder of any security of the Company.

     4. To our knowledge, neither the Company nor any domestic Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. To our knowledge, neither the Company nor any domestic Subsidiary is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any state or Federal statute, rule or regulation except as disclosed in the Agreement. To our knowledge, neither the execution and delivery of the Agreement, nor the issuance and sale or delivery of the securities nor the consummation of any of the transactions contemplated in the Agreement, nor the compliance by the Company with the terms and provisions thereof, has conflicted with, or has resulted in a breach of, any of the terms and provisions of, or has constituted a default under, or has resulted in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its domestic Subsidiaries or pursuant to the terms of any

Investors and
H.C. Wainwright & Co., Inc.
November   , 1999
Page 5

indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the Transactions do not (a) contravene the Company's articles of incorporation or by-laws or (b) to our knowledge, violate any law, statute, rule, regulation order, writ, judgment, injunction, decree, determination or award, the violation or breach of which could reasonably be expected to have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

     5. To the best of our knowledge, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of any of the Transaction Documents.

     6. To the best of our knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company, other than the Arbitration Proceedings and the Employment Litigation, which might materially and adversely affect the business, properties, or financial condition of the Company and its subsidiaries, taken as a whole.

     7. We have participated in the preparation of the Offering Memorandum and the Transaction Documents (collectively, the "Offering Documents"), including without limitation participation in conferences with officers and other representations and have reviewed the Reviewed Documents, and although we do not pass upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents, nothing has come to our attention to cause us to have reason to believe that any of the Offering Documents contains any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that we are not expressing any opinion with respect to (i) the financial schedules, financial statements, notes thereto and other financial information and statistical data contained therein, including, without limitation, the summary financial information and any financial forecasts or projections.

     8. The Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

Investors and
H.C. Wainwright & Co., Inc.
November  , 1999
Page 6

     9. Assuming (i) that each Investor that purchases Notes and Warrants is an Accredited Investor, (ii) that the representations made by the Company and the Investors in the Agreement were true and correct on the date of such Agreement and at the time of the Closing, (iii) that a Form D will be filed in accordance with the provisions of Section 503 of Regulation D, (iv) that H.C. Wainwright and any other parties acting at the request of H.C. Wainwright as a co-placement agent complies with the requirements of Sections 4(2), Regulation D or 4(6) of the Securities Act of 1933, as amended, no registration under the Securities Act is required in connection with the sale and issuance of any of the securities. The offering and sale of the securities in the manner contemplated by the Agreement will not be integrated with any offering made before the offer and sale of such securities in a manner that would render unavailable any exemption from registration under the Securities Act.

     In our examination of the Reviewed Documents, we have assumed the following:

     (a) the signatures of all parties (other that the Company) contained in such Reviewed Documents are genuine signatures of the parties purporting to have signed the same, and all persons signing such Reviewed Documents had, at the time of such signing, full legal capacity to sign and deliver such Reviewed Documents;

     (b) the legal capacity of each signatory (other than the Company) to such Reviewed Documents;

     (c) the authenticity and accuracy of all documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as certified or photostatic copies;

     (d) the Transaction Documents are the valid and legally binding obligations of each party thereto other than the Company and are enforceable against each such party other than the Company in accordance with their respective terms.

     (e) no action has been taken which amends, revokes or otherwise effects any of the Reviewed Documents;

     (f) the Transaction Documents and the Guaranty accurately describe and contain the full understanding of all parties thereto, including the Company, and there are no oral or written statements or agreements by any party that modify, amend, vary or waive, or purport to modify, amend, vary or waive, any of the terms of any Transaction Document; and

Investors and
H.C. Wainwright & Co., Inc.
November   , 1999
Page 7

     (g) the facts and law governing the future performance by the Company of its obligations under the Transaction Documents will be identical to the facts and law governing the Company's performance of the Transaction Documents on the date of this opinion letter.

Although we have not conducted an independent investigation of the accuracy or reasonableness of any of these assumptions, nothing has come to our attention leading us to question the accuracy of any of the above assumptions.

     Any reference to any of the terms, "our knowledge," "knowledge, " or "our best knowledge," or to any matters "known to us," "coming to our attention" or "of which we are aware," or any variation of any of the foregoing shall mean the conscious awareness, as to the existence or absence of any facts which would contradict any assumption or opinion set forth in this opinion letter, of those attorneys of this firm who have rendered substantive attention to the Company or any of its Subsidiaries or the Guarantor. Except as specifically set forth in this opinion letter, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company or the Guarantor. Moreover, without limiting the generality of the foregoing and except as specifically provided in this opinion letter, we have not searched any computerized or electronic data bases or the dockets or records of any court, regulatory body or governmental agency or other filing office (including, without limitation, the U.S. Patent and Trademark Office) in any jurisdiction.

     The opinions set forth in this opinion letter are subject to the following additional qualifications, limitations and exceptions:

          (a) The opinions concerning the validity, legally binding nature or enforceability of any provision of any Transaction Document are subject to
     (i) the application of bankruptcy, insolvency, avoidance, usury, bulk transfer, reorganization, moratorium or other laws affecting the rights and remedies of creditors, including, without limitation, any statutory or other law regarding fraudulent transfers or conveyances, (ii) the application of equitable principles and public policy considerations (including, without limitation, principles of commercial reasonableness, good faith and fair dealing) regardless of whether such principles and considerations are considered in a proceeding in equity or at law, (iii) the effect of procedural due process, and (iv) the discretion of the court or body before which any proceeding therefor may be brought, including, without limitation, the court's failure or refusal to enforce provisions of agreements or other documents if enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby or for other reasons deemed

Investors and
H.C. Wainwright & Co., Inc.
November __, 1999
Page 8


     equitable by the court; furthermore, no opinion is expressed as to whether any such provision is specifically enforceable in equity.

          (b) The unenforceability, under certain circumstances, of terms of any of the Transaction Documents and the Guaranty providing for indemnification of or contribution to a party where such indemnification or contribution is contrary to public policy;

          (c) We express no opinion as to (i) prospective waivers of (i) rights to any notice or hearing, (ii) provisions purporting to establish evidentiary standards, or (iii) rights to the extent any such waivers violate matters of public policy.

          (d) We express no opinion as to the enforceability, in any particular circumstance, of any provision of the Transaction Documents or the Guaranty which provides for the severability of illegal or unenforceable provisions.

     This opinion is solely for your benefit and, without our prior written consent, shall not be quoted in whole or in part, summarized or otherwise referred to, relied upon or filed with or supplied to any other person or entity, except that you may deliver copies of this opinion to (i) your attorneys acting on your behalf in connection with the Agreement and the transactions contemplated thereby, (ii) governmental regulatory agencies having jurisdiction over you to the extent that disclosure of the opinion is required by applicable law or regulation, (iii) designated persons pursuant to order or other legal process of any court or governmental agency or authority of competent jurisdiction, (iv) Investors and prospective investors in the Notes and the Warrants, and (v) the National Association of Securities Dealers, Inc.

     We assume no obligation to supplement or update this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in any laws or court decisions which may hereafter occur.

                                   Sincerely yours,


                                   FRANKFURT, GARBUS, KLEIN & SELZ

                                  EXHIBIT C-2

                                November 4, 1999

The Investors listed on Schedule I
to the Warrant and Senior Sub. Con.
Note Pur. Agmt. dated the date hereof

H.C. Wainwright & Co., Inc.
One Boston Place, 40th Floor
Boston, MA 02108

     Re: Dynacs Engineering Co., Inc.

Ladies and Gentlemen:

     We have acted as special counsel for Dynacs Engineering Co., Inc., a Florida corporation (the "Company"), in connection with it's offer and sale of up to $1,000,000 million in principal amount of twelve-month Senior
Subordinated Convertible Promissory Notes (the "Notes") and warrants to purchase up to 150,000 shares of the Company's common stock, par value $.01 per share (the "Warrants") pursuant to a private placement conducted by H.C. Wainwright & Co., Inc. acting as placement agent (the "Placement Agent") as more fully described in the Confidential Offering Memorandum dated October 1999, which includes a term sheet, the October 22, 1999 draft of the Company's Registration Statement on Form S-1, and the forms of (i) the Warrant and Senior Subordinated Convertible Note Purchase Agreement, dated as of the date hereof, by and among the Company and the purchasers of Notes and Warrants named on
Schedule I thereto (the "Investors"), (ii) the Warrants and (iii) the Notes
(the "Offering Memorandum"). The Warrant and Senior Subordinated Convertible Note Purchase Agreement is referred to herein as the "Agreement." The transactions contemplated by the Offering Memorandum and the Agreement are referred to herein as the "Transactions."

     This opinion is furnished to you on behalf of the Company pursuant to
Section 5.2(d) of the Agreement. Capitalized terms used herein which are not otherwise defined shall have the respective meanings ascribed to them in the Agreement.

     In such capacity, we have reviewed the following documents and agreements as executed by the Company in connection with the Transactions:

     (i)   the Agreement;
     (ii)  the Warrants, each dated the date hereof;
     (iii) the Notes, each dated the date hereof;
     (iv) the Subordination Acknowledgment and Agreements between the Company and each of the unsecured debt holders listed on Schedule I to this opinion (the "Subordination Agreements");

Investors listed on Schedule 1 to Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 2

     (v) the Waiver of Preemptive Rights, dated November 1, 1999, executed by the representatives of the holders of outstanding common stock of the Company's subsidiary, Cerulean FXs, Inc. ("Cerulean"), a copy of which waiver (the "Cerulean Waiver") is attached to this Opinion; and

     (vi)  the Offering Memorandum;

     We have reviewed the corporate resolutions of the Company's Board of Directors with regard to the Transactions (the "Resolutions"). We have also reviewed the Individual Guaranty, dated the date hereof, of Ramendra P. Singh in favor of the Investors (the "Guaranty"). The documents, instruments and agreements set forth in clauses (i) through (v) immediately above, together with the Resolutions, are referred to in this opinion letter collectively as the "Transaction Documents."

     In addition, we have reviewed and relied upon such other documents, instruments, certificates and records as we have deemed necessary for purposes of rendering this opinion. Such documents, instruments and records, together with the Guaranty, the Offering Memorandum and the Transaction Documents, are referred to in this opinion letter collectively, as the "Reviewed Documents."

     Insofar as the opinions expressed herein relate to factual matters, information with respect to which is in the possession of the Company or any of its Subsidiaries, we have relied, with your permission, upon certificates, statements and representations of officers and other representatives of the Company and its subsidiaries and upon the Company's duly authorized representatives' and officers' representations and warranties contained in the Reviewed Documents. No facts or circumstances have come to our attention (but without our having made any investigations for such purpose) that would cause us to believe that any such representations, warranties or statements which are relevant to the opinions expressed in this opinion letter and upon which we are relying in rendering this opinion are inaccurate in any respect.

     We are members of the Bar of the State of Florida and we do not purport to be experts in, and we do not express any opinion herein concerning, any laws other than the laws of the State of Florida as currently in effect, nor do we purport to be experts in the other areas of law which relate to the Transactions. We have relied on the opinion of Frankfurt, Garbus, Klein & Selz dated the date hereof with respect to the enforceability of the Transaction Documents under New York law and as to matters of Federal and New York state securities law, and we have assumed the correctness of the opinions expressed therein insofar as they affect our opinions herein. In addition, our opinion is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond such matters. In addition, we express no opinion as to Florida securities laws, rules and regulations, including, but not limited to, the compliance of the Transactions and/or the Transaction Documents therewith. No opinion is rendered herein with respect to the effect or enforceability of any conflicts of laws provisions of the Agreement, any other Transaction

Investors listed on Schedule 1 to Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 3


Document or the Guaranty, and we express no opinion as to any representation or warranty of any party other than the Company.

     Based upon such review and examinations, and upon the assumptions, qualifications and exceptions set forth in this opinion letter, we are of the opinion that:

     1. The Company has been duly organized as a Florida corporation under the laws of the State of Florida and is in good standing in said State.

     2. The Company has all requisite corporate power and corporate authority to own or lease its properties and assets and to conduct its business as currently conducted.

     3. All of the outstanding capital stock of the Company has been duly authorized and validly issued and, to our knowledge, is fully paid and non-assessable. To our knowledge, the holders of the outstanding capital stock of the Company have no contractual rights of rescission or contractual preemptive rights with respect to their shares, other than the Cerulean
Holders' Rights, as defined below, and none of such securities was issued in violation of the contractual preemptive rights of any holder of any security of the Company. The holders of the outstanding capital stock of the Company are not subject to statutory personal liability solely by reason of being such holders and none of such outstanding capital stock was issued in violation of the statutory preemptive rights of any holder of any security of the Company and none of the holders of such outstanding capital stock has any statutory preemptive rights.

     4. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the Transactions do not contravene the Company's articles of incorporation or by-laws, each as the same may have been amended to date.

     5. The execution, delivery and performance of the Agreement have been duly and validly authorized by the Company, the Agreement and the Subordination Agreements are each the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and the Notes and the Warrants constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Warrants, the Notes, the Warrant Shares and the Note Shares have been duly authorized for issuance, and assuming payment therefor by the Investors in accordance with the terms of the Transaction Documents, (i) the Warrants issued to the Investors are validly issued, fully paid an non-assessable and the holders thereof are not subject to personal liability to third parties solely by reason of being such holders, (ii) the Notes issued to the Investors are duly authorized and validly issued, and (iii) the Warrant Shares and the Note Shares, if and when issued, will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability to third parties solely by reason of being such holders. All corporate action required to be taken for the authorization, issuance and sale of

Investors listed on Schedule 1 to Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 4

the Warrants and the Notes and the authorization, issuance and sale of the Warrant Shares and the Note Shares in accordance with the terms of the Transaction Documents have been duly and validly taken by the Company. The Notes, the Warrants, the Warrant Shares, and the Note Shares are not subject to any preemptive rights, created by statute, of any security holder of the Company, and, to our knowledge, such securities are not subject to contractual preemptive right of any other party, except the preemptive rights of the holders of shares of common stock of Cerulean, pursuant to that certain Exchange Agreement, dated as of August 13, 1999, by and among the Company, Ramendra P. Singh, Michael Burns, William Dallas, Jon Feltheimer and Offense Group Associates, LP (the "Exchange Agreement"), which preemptive rights (the "Cerulean Holders' Rights"), have been waived pursuant to Cerulean Waiver.

     6. To our knowledge, neither the Company nor any domestic Subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. To our knowledge, neither the company nor any domestic Subsidiary is in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any state or Federal statute, rule or regulation except as disclosed in the Agreement. To our knowledge, neither the execution and delivery of the Agreement, nor the issuance and sale or delivery of the securities nor the consummation of any of the transactions contemplated in the Agreement, nor the compliance by the Company with the terms and provisions thereof, has conflicted with, or has resulted in a breach of, any of the terms and provisions of, or has constituted default under, or has resulted in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its domestic Subsidiaries or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject. The execution, delivery and performance by the Company of each of the Transaction Documents and the consummation by the Company of the Transactions do not (a) contravene the Company's articles of incorporation or by-laws or (b) to our knowledge, violate any law, statute, rule, regulation order, writ, judgment, injunction, decree, determination or award, the violation or breach of which could reasonably be expected to have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

     7. To the best of our knowledge, no authorization, approval, or action by, and no notice to or filing with, any governmental authority or regulatory body of Florida is required for the due execution, delivery and performance by the Company of any of the Transaction Documents.

     8. To the best of our knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or

Investors listed on Schedule 1 Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 5


threatened against or affecting the Company or involving the properties of the Company, other than the Arbitration Proceedings and the Employment Litigation, which might materially and adversely affect the business, properties, or financial condition of the Company and its subsidiaries, taken as a whole.

     In our review of the Reviewed Documents, we have assumed the following:

     (a) the signatures of all parties (other than the Company) contained in such Reviewed Documents are genuine signatures of the parties purporting to have signed the same, and all persons signing such Reviewed Documents had, at the time of such signing, full legal capacity to sign and deliver such Reviewed Documents;

     (b) the legal capacity of each signatory (other than the Company) to such Reviewed Documents;

     (c) the authenticity and accuracy of all documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as originals and the conformity to original documents of all Reviewed Documents submitted to us as certified or photostatic copies;

     (d) no action has been taken which amends, revokes or otherwise effects any of the Reviewed Documents;

     (e) the facts and law governing the future performance by the Company of its obligations under the Transaction Documents will be identical to the facts and law governing the Company's performance of the Transaction Documents on the date of this opinion letter.

     (f) the Transaction Documents are the valid and legally binding obligations of each party thereto other than the Company and are enforceable against each such party other than the Company in accordance with their respective terms;

     (g) the Transaction Documents and the Guaranty accurately describe and contain the full understanding of all parties thereto, including the Company, and there are no oral or written statements or agreements by any party that modify, amend, vary or waive, or purport to modify, amend, vary or waive, any of the terms of any Transaction Documents; and

     We have not conducted an independent investigation of the accuracy or reasonableness of any of these assumptions, and nothing has come to our attention leading us to question the accuracy of any of the above assumptions.

Investors listed on Schedule 1 to Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 6


     Any reference to any of the terms, "our knowledge" or "the best of our knowledge" or to any matters "known to us," "coming to our attention" or "of which we are aware," or any variation of any of the foregoing shall mean the conscious awareness, as to the existence or absence of any facts which would contradict any assumption or opinion set forth in this opinion letter, of those attorneys of this firm who rendered substantive attention to the Company or any of its subsidiaries. Except as specifically set forth in this opinion letter, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company. Moreover, without limiting the generality of the foregoing and except as specifically provided in this opinion letter, we have not searched any computerized or electronic data bases or the dockets or records of any court, regulatory body or governmental agency or other filing office in any jurisdiction.

     The opinions set forth in this opinion letter are subject to the following additional qualifications, limitations and exceptions:

          (a) The opinions concerning the validity, legally binding nature or enforceability of any provision of any Transaction Document are subject to
     (i) the application of bankruptcy, insolvency, avoidance, usury, bulk transfer, reorganization, moratorium or other laws affecting the rights and remedies of creditors, including, without limitation, any statutory or other law regarding fraudulent transfers or conveyances, (ii) the application of equitable principles and public policy considerations (including, without limitation, principles of commercial reasonableness, good faith and fair dealing) regardless of whether such principles and considerations are considered in a proceeding in equity or at law, (iii) the effect of procedural due process, and (iv) the discretion of the court or body before which any proceeding therefor may be brought, including, without limitation, the court's failure or refusal to enforce provisions of agreements or other documents if enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby or for other reasons deemed equitable by the court; furthermore, no opinion is expressed as to whether any such provision is specifically enforceable in equity.

          (b) We express no opinion as to the unenforceability, under certain circumstances, of terms of any of the Transaction Documents providing for indemnification of or contribution to a party where such indemnification or contribution is contrary to public policy;

          (c) We express no opinion as to (i) prospective waivers of (i) right to any notice or hearing, (ii) provisions purporting to establish evidentiary standards, or (iii) rights to the extent any such waivers violate matters of public policy.

Investors listed on Schedule 1 to Agmt
H.C. Wainwright & Co., Inc.
November 4, 1999
Page 7

          (d) We express no opinion as to the enforceability, in any particular circumstance, of any provision of the Transaction Documents or the Guaranty which provides for the severability of illegal or unenforceable provisions.

     This opinion is solely for your benefit and, without our prior written consent, shall not be quoted in whole or in part, summarized or otherwise referred to, relied upon or filed with or supplied to any other person or entity, except that you may deliver copies of this opinion to (i) your attorneys acting on your behalf in connection with the Agreement and the transactions contemplated thereby, (ii) governmental regulatory agencies having jurisdiction over you to the extent that disclosure of the opinion is required by applicable law or regulation, (iii) designated persons pursuant to order or other legal process of any court or governmental agency or authority of competent jurisdiction, (iv) Investors and prospective investors in the Notes and the Warrants, and (v) the National Association of Securities Dealers, Inc. Only the addressees and Frankfurt, Garbus, Klein & Selz may rely in any way whatsoever on all or any part of the contents hereof.

     We assume no obligation to supplement or update this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in any laws or court decisions which may hereafter occur. We do not render any opinion by implication or any opinion with respect to matters other than those expressly set forth above.

                                             Sincerely yours,


                                             LITOW, CUTLER & ZABLUDOWSKI, LLC

                                   EXHIBIT D

                              INDIVIDUAL GUARANTY

     GUARANTY, dated as of November 4, 1999, from ("Guarantor") to the Investors as such term is defined in the Warrant and Senior Subordinated Convertible Note Purchase Agreement dated November 4, 1999 (the "Agreement") by and among the Investors and Dynacs Engineering Co., Inc. (the "Company").

     For valuable consideration, the receipt of which is hereby acknowledged, and to induce the Investors to loan the Company up to $1,000,000 evidenced by certain Promissory Notes (the "Notes"), the undersigned Guarantor hereby agrees as follows:

     1. Guarantor acknowledges that he is fully aware of the terms and conditions of the Notes and does hereby jointly and severally, irrevocably and unconditionally, guarantee, as primary obligor and not as a surety merely, without offset or deduction, the full and prompt payment when due of all sums presently or hereafter owing by the Company to the Investors pursuant to the Notes, whether arising by sale, note, assignment or otherwise (the payment of all sums owning by the Company pursuant to the Notes being hereinafter referred to as an "Obligation"). In the event that the Company fails to pay any Obligation for any reason, Guarantor will pay or otherwise provide for and bring about promptly when due the payment of such Obligation. This Guaranty shall constitute a guaranty of payment and not of collection. Guarantor specifically agrees that it shall not be necessary or required, and that Guarantor shall not be entitled to require, that the Investors (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other person liable for any Obligation, (b) make any effort at collection or other enforcement of any Obligation from or against the Company or any other person, (c) foreclose against or seek to realize upon collateral security now or hereafter existing for any Obligation, (d) exercise or assert any other right or remedy to which the Investors are or may be entitled in connection with any Obligation or any collateral security or other guaranty thereof, or (e) assert or file any claim against the assets of the Company or any other guarantor or other person liable for any Obligation, or any part thereof, before or as a condition of requiring payment or performance of any Obligation by Guarantor hereunder, or at any time hereunder.

     2. Guarantor waives notice of the acceptance of this Guaranty, presentment to or demand for payment or other performance by the Company or any other person, notice of nonpayment or failure to perform on the part of the Company, and all other notices to which Guarantor might otherwise be entitled to in connection with the Guaranty or any Obligation including, without limitation, notice of sale of any collateral security therefore. The obligations of Guarantor hereunder shall be absolute, continuing and unconditional. Each Investor shall be at liberty, without giving any notice to or obtaining the assent of Guarantor and without relieving Guarantor of any liability hereunder or prejudicing, impairing or otherwise affecting any of the Investors' rights hereunder, to deal with the Company and with each other person who now is or hereafter becomes liable for any Obligation, in such manner as any such Investor in their sole discretion deems fit, and to this end Guarantor give each Investor full authority to do any and all of the following things from time to time: (a) vary the terms (excluding (i) an increase of the aggregate principal amount due under the Notes in excess of $1,000,000 or (ii) an increase of the applicable interest rate provided for under the Notes on the applicable date of issuance) and grant extensions or renewals of any present or future indebtedness of the Company or any such other person, (b) grant time, waivers and other indulgences in respect thereto, (c) vary, exchange, surrender, forfeit, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing, any collateral security or guaranty or other means of obtaining payment of any Obligation, (d) accept partial payments from the Company or any such other person, (e) release or discharge, wholly or partially, any endorser or guarantor, and (f) compromise or make any settlement or other arrangement with the Company or with any other person primarily or secondarily liable with the Company. NOTWITHSTANDING THE FOREGOING, UPON THE FULL SATISFACTION, CANCELLATION OR CONVERSION OF ALL OF THE NOTES, GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY SHALL AUTOMATICALLY TERMINATE IN THEIR ENTIRETY WITHOUT FURTHER ACTION OF OR NOTICE GIVEN BY GUARANTOR AND WITHOUT FURTHER RECOURSE BY THE HOLDERS OF THE NOTES, EXCEPT AS PROVIDED BY
SECTION 5, IF APPLICABLE.

     3. No right, power or remedy herein conferred upon or reserved to the Investors is intended to be exclusive of any other right, power or remedy or remedies and each and every right, power and remedy of the Investors pursuant to this Guaranty now or hereafter existing at law or in equity or by statute or otherwise shall, to the extent permitted by law, be cumulative and concurrent and shall be in addition to each other right, power or remedy pursuant to this Guaranty, and the exercise by the Investors of any one or more such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Investors of any or all such other rights, powers or remedies.

     4. No failure or delay by any Investor to insist upon the strict performance of any term, condition, covenant or agreement of this Guaranty or to exercise any right, power or remedy hereunder or consequent upon a breach hereof shall constitute a waiver of any such term, condition, covenant, agreement, right, power or remedy of any such breach by any other Investor, or preclude such Investor or any other Investor from exercising any such right, power or remedy at any later time or times.

     5. Guarantor shall reimburse the Investors on demand, for all expenses incurred by the Investors in the enforcement of any of its rights hereunder against Guarantor, including accountable out-of-pocket expenses and reasonable attorney's fees.

     6. In case any one or more of the provisions contained in the Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     7. The Guaranty (a) constitutes the entire agreement, and supercedes all prior agreements and understandings, both written and oral, among, the Investors and Guarantor with respect to the subject matter hereof, (b) may be changed, waived, discharged or terminated only by an instrument in writing signed by the applicable Investor and Guarantor, and (c) shall be binding upon Guarantor and its heirs, representatives, successors and assigns or shall inure to the benefit of, and shall be enforceable by, the Investors and its respective successors and assigns.

     8. Unless otherwise specifically provided herein, all notices, instructions, requests and other communications required or permitted hereunder shall be in writing and shall become effective when received or if mailed when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices shall be directed to the Investors at its address set forth in the Agreement and to Guarantor at its address set forth in the Agreement, or at such other address as such party may from time to time furnish to the other by notice similarly given.

     9. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS HEREOF, the Guarantor has set his hand and seal as of the date first written above.


                                        --------------------------------
                                              Name of Guarantor


                                        --------------------------------
                                              Guarantor's Signature


                                        --------------------------------
                                              Home Address


                                        --------------------------------
                                              City, State & Zip Code


                                        --------------------------------
                                              Witness and Date

                                     ANNEX A
                                  SUBSIDIARIES

                                     ANNEX A
                                  SUBSIDIARIES


          ENTITY                                          OWNERSHIP BY DYNACS (%)

Dynacs Technical Services, Inc.                                   100%
Dynacs Digital Services, Inc.                                     100%
Dynacs Properties, Inc.                                            50%
Cerulean FXs, Inc.                                                 80%
Dynacs Digital Studios (India) Pvt. Ltd.                         99.992%
Dynacs Engineering (India) Pvt. Ltd.                               99%

* We are also beneficial owners of stock in two foreign entities, PT Dynacs Digital Studios (Indonesia) and Dynacs Digital Studios Pvt. Ltd. (Singapore).